UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.  )
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☐	Soliciting Material Pursuant to §240.14a-11(c) or §240.14a-12

Nuveen Insured Quality Municipal Fund, Inc. (NQI)

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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Important Notice
to Fund Shareholders

          , 2007

Although we recommend that you read the complete Proxy Statement, for your convenience, we have provided a brief overview of the issues to be voted on.

Q.	Why am I receiving this Proxy Statement?

A.	You are being asked to vote on two or three important matters affecting your Fund:

(1) Approval of a New Investment Management Agreement.  Nuveen Asset Management (“NAM”) serves as your Fund’s investment adviser. Nuveen Investments, Inc. (“Nuveen”), the parent company of NAM, recently announced its intention to be acquired by investors led by Madison Dearborn Partners, LLC, and to thereby become a privately-held company. In the event this takes place, securities laws require your Fund’s shareholders to approve a new investment management agreement between NAM and the Fund;

(2) Approval of Fund Board Nominees.  Each year, you and other Fund shareholders must approve the election of Board members to serve on your Fund’s Board. This is a requirement for all funds that list their common shares on a stock exchange. Certain of the Funds described in this proxy statement are holding their annual shareholders meeting at which Board members will be elected. The list of specific nominees for those Funds is contained in the enclosed proxy statement; and

(3) Ratification of Independent Registered Public Accounting Firm.  This year, you and other Fund shareholders are being asked to ratify the selection of the independent registered public accounting firm. Ernst and Young LLP has been selected to serve as your Fund’s independent registered public accounting firm.

Your Fund’s Board, including the independent Board members, unanimously recommends that you vote FOR each proposal.

Your vote is very important. We encourage you as a shareholder to participate in your Fund’s governance by returning your vote as soon as possible. If enough shareholders do not cast their votes, your Fund may not be able to hold its meeting or the vote on each issue, and will be required to incur additional solicitation costs in order to obtain sufficient shareholder participation.

Q.	How will I as a Fund shareholder be affected if Nuveen becomes a privately-held company?

A.	Your Fund investment will not change as a result of NAM’s change of ownership. You will still own the same Fund shares and the value of those shares will not change as a result of the transaction. NAM will continue to manage your Fund according to the same objectives and policies as before, and does not anticipate any significant changes to its operations.

Q.	Will there be any important differences between my Fund’s new investment management agreement and the current agreement?

A.	No. The terms of the two agreements are substantially the same. There will be no change in the fees you pay, who manages your Fund, your Fund’s objectives and policies, or your Fund’s day-to-day management.

Q.	What will happen if shareholders do not approve the new investment management agreement?

A.	NAM will continue to manage your Fund under an interim investment management agreement, but must place its compensation for its services during this interim period in escrow, pending shareholder approval. This is discussed in more detail in the proxy statement. Your Fund’s Board urges you to vote without delay in order to avoid potential disruption to the Fund’s operations.

Q.	Who do I call if I have questions?

A.	If you need any assistance, or have any questions regarding the proposals or how to vote your shares, please call Computershare Fund Services, your Fund proxy solicitor, at 866-434-7510 with your proxy material.

Q.	How do I vote my shares?

A.	You can vote your shares by completing and signing the enclosed proxy card, and mailing it in the enclosed postage-paid envelope. Alternatively, you may vote by telephone by calling the toll-free number on the proxy card or by computer by going to the Internet address provided on the proxy card and following the instructions, using your proxy card as a guide.

Q.	Will anyone contact me?

A.	You may receive a call from Computershare Fund Services, the proxy solicitor hired by the Fund, to verify that you received your proxy materials, to answer any questions you may have about the proposals and to encourage you to vote your proxy.

333 West Wacker Drive
Chicago, Illinois 60606
(800) 257-8787
Notice of Annual Meeting
of Shareholders

          , 2007

Nuveen Arizona Premium Income Municipal Fund, Inc. (NAZ)
Nuveen Michigan Premium Income Municipal Fund, Inc. (NMP)
Nuveen Michigan Quality Income Municipal Fund, Inc. (NUM)
Nuveen New Jersey Investment Quality Municipal Fund, Inc. (NQJ)
Nuveen New Jersey Premium Income Municipal Fund, Inc. (NNJ)
Nuveen Ohio Quality Income Municipal Fund, Inc. (NUO)

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

Nuveen Municipal Value Fund, Inc. (NUV)
Nuveen Municipal Income Fund, Inc. (NMI)
Nuveen Premium Income Municipal Fund, Inc. (NPI)
Nuveen Performance Plus Municipal Fund, Inc. (NPP)
Nuveen Municipal Advantage Fund, Inc. (NMA)
Nuveen Municipal Market Opportunity Fund, Inc. (NMO)
Nuveen Investment Quality Municipal Fund, Inc. (NQM)
Nuveen Insured Quality Municipal Fund, Inc. (NQI)
Nuveen Select Quality Municipal Fund, Inc. (NQS)
Nuveen Quality Income Municipal Fund, Inc. (NQU)
Nuveen Insured Municipal Opportunity Fund, Inc. (NIO)
Nuveen Premier Municipal Income Fund, Inc. (NPF)
Nuveen Premier Insured Municipal Income Fund, Inc. (NIF)
Nuveen Premium Income Municipal Fund 2, Inc. (NPM)
Nuveen Premium Income Municipal Fund 4, Inc. (NPT)
Nuveen California Investment Quality Municipal Fund, Inc. (NQC)
Nuveen California Municipal Market Opportunity Fund, Inc. (NCO)
Nuveen California Municipal Value Fund, Inc. (NCA)
Nuveen California Performance Plus Municipal Fund, Inc. (NCP)
Nuveen California Quality Income Municipal Fund, Inc. (NUC)
Nuveen California Select Quality Municipal Fund, Inc. (NVC)
Nuveen Insured California Premium Income Municipal Fund, Inc. (NPC)
Nuveen Insured California Premium Income Municipal Fund 2, Inc. (NCL)
Nuveen New York Investment Quality Municipal Fund, Inc. (NQN)
Nuveen New York Municipal Value Fund, Inc. (NNY)
Nuveen New York Performance Plus Municipal Fund, Inc. (NNP)
Nuveen New York Quality Income Municipal Fund, Inc. (NUN)
Nuveen New York Select Quality Municipal Fund, Inc. (NVN)
Nuveen Insured New York Premium Income Municipal Fund, Inc. (NNF)

To the Shareholders of the Above Funds:

Notice is hereby given that an Annual Meeting of Shareholders (the “Annual Meeting”) of Nuveen Arizona Premium Income Municipal Fund, Inc. (“Arizona Premium Income”), Nuveen Michigan Premium Income Municipal Fund, Inc. (“Michigan Premium Income”), Nuveen Michigan Quality Income Municipal Fund, Inc. (“Michigan Quality Income”), Nuveen New Jersey Investment Quality Municipal Fund, Inc. (“New Jersey Investment Quality”), Nuveen

New Jersey Premium Income Municipal Fund, Inc. (“New Jersey Premium Income”) and Nuveen Ohio Quality Income Municipal Fund, Inc. (“Ohio Quality Income”) and notice is hereby given that a Special Meeting of Shareholders (the “Special Meeting,” collectively with the Annual Meeting, the “Meeting”) of Nuveen Municipal Value Fund, Inc., Nuveen Municipal Income Fund, Inc., Nuveen Premium Income Municipal Fund, Inc., Nuveen Performance Plus Municipal Fund, Inc., Nuveen Municipal Advantage Fund, Inc., Nuveen Municipal Market Opportunity Fund, Inc., Nuveen Investment Quality Municipal Fund, Inc., Nuveen Insured Quality Municipal Fund, Inc., Nuveen Select Quality Municipal Fund, Inc., Nuveen Quality Income Municipal Fund, Inc., Nuveen Insured Municipal Opportunity Fund, Inc., Nuveen Premier Municipal Income Fund, Inc., Nuveen Premier Insured Municipal Income Fund, Inc., Nuveen Premium Income Municipal Fund 2, Inc., Nuveen Premium Income Municipal Fund 4, Inc., Nuveen California Investment Quality Municipal Fund, Inc., Nuveen California Municipal Market Opportunity Fund, Inc., Nuveen California Municipal Value Fund, Inc., Nuveen California Performance Plus Municipal Fund, Inc., Nuveen California Quality Income Municipal Fund, Inc., Nuveen California Select Quality Municipal Fund, Inc., Nuveen Insured California Premium Income Municipal Fund, Inc., Nuveen Insured California Premium Income Municipal Fund 2, Inc., Nuveen New York Investment Quality Municipal Fund, Inc., Nuveen New York Municipal Value Fund, Inc., Nuveen New York Performance Plus Municipal Fund, Inc., Nuveen New York Quality Income Municipal Fund, Inc., Nuveen New York Select Quality Municipal Fund, Inc. and Nuveen Insured New York Premium Income Municipal Fund, Inc., each a Minnesota corporation (individually, a “Fund” and collectively, the “Funds”), will be held (along with meetings of shareholders of several other Nuveen funds) in the 31st floor conference room of Nuveen Investments, 333 West Wacker Drive, Chicago, Illinois 60606, on Friday, October 12, 2007, at 10:00 a.m., Central time, for the following purposes and to transact such other business, if any, as may properly come before the Meeting:

Matters to Be Voted on by Shareholders:

1.	To approve a new investment management agreement between each Fund and Nuveen Asset Management (“NAM”), each Fund’s investment adviser.

2.	To elect members to the Board of Directors (each a “Board” and each Director a “Board Member”) of Arizona Premium Income, Michigan Premium Income, Michigan Quality Income, New Jersey Investment Quality, New Jersey Premium Income and Ohio Quality Income as outlined below:

For each Fund listed above to elect eight (8) Board Members:

a.	six (6) Board Members to be elected for a one-year term by the holders of Common Shares and Municipal Auction Rate Cumulative Preferred Shares, voting together as a single class; and

b.	two (2) Board Members to be elected for a one-year term by the holders of Municipal Auction Rate Cumulative Preferred Shares only, voting separately as a single class.

3.	To ratify the selection of Ernst & Young LLP as independent registered public accounting firm for the current fiscal year.

4.	To transact such other business as may properly come before the Meeting.

Shareholders of record at the close of business on August 13, 2007 are entitled to notice of and to vote at the Meeting.

All shareholders are cordially invited to attend the Meeting. In order to avoid delay and additional expense, and to assure that your shares are represented, please vote as promptly as possible, regardless of whether or not you plan to attend the Meeting. You may vote by mail, telephone or over the Internet. To vote by mail, please mark, sign, date and mail the enclosed proxy card. No postage is required if mailed in the United States. To vote by telephone, please call the toll-free number located on your proxy card and follow the recorded instructions, using your proxy card as a guide. To vote over the Internet, go to the Internet address provided on your proxy card and follow the instructions, using your proxy card as a guide.

Kevin J. McCarthy
Vice President and Secretary

333 West Wacker Drive
Chicago, Illinois 60606
(800) 257-8787
Joint Proxy Statement

          , 2007

Nuveen Municipal Value Fund, Inc. (NUV)
Nuveen Municipal Income Fund, Inc. (NMI)
Nuveen Premium Income Municipal Fund, Inc. (NPI)
Nuveen Performance Plus Municipal Fund, Inc. (NPP)
Nuveen Municipal Advantage Fund, Inc. (NMA)
Nuveen Municipal Market Opportunity Fund, Inc. (NMO)
Nuveen Investment Quality Municipal Fund, Inc. (NQM)
Nuveen Insured Quality Municipal Fund, Inc. (NQI)
Nuveen Select Quality Municipal Fund, Inc. (NQS)
Nuveen Quality Income Municipal Fund, Inc. (NQU)
Nuveen Insured Municipal Opportunity Fund, Inc. (NIO)
Nuveen Premier Municipal Income Fund, Inc. (NPF)
Nuveen Premier Insured Municipal Income Fund, Inc. (NIF)
Nuveen Premium Income Municipal Fund 2, Inc. (NPM)
Nuveen Premium Income Municipal Fund 4, Inc. (NPT)
Nuveen Arizona Premium Income Municipal Fund, Inc. (NAZ)
Nuveen California Investment Quality Municipal Fund, Inc. (NQC)
Nuveen California Municipal Market Opportunity Fund, Inc. (NCO)
Nuveen California Municipal Value Fund, Inc. (NCA)
Nuveen California Performance Plus Municipal Fund, Inc. (NCP)
Nuveen California Quality Income Municipal Fund, Inc. (NUC)
Nuveen California Select Quality Municipal Fund, Inc. (NVC)
Nuveen Insured California Premium Income Municipal Fund, Inc. (NPC)
Nuveen Insured California Premium Income Municipal Fund 2, Inc. (NCL)
Nuveen Michigan Premium Income Municipal Fund, Inc. (NMP)
Nuveen Michigan Quality Income Municipal Fund, Inc. (NUM)
Nuveen New Jersey Investment Quality Municipal Fund, Inc. (NQJ)
Nuveen New Jersey Premium Income Municipal Fund, Inc. (NNJ)
Nuveen New York Investment Quality Municipal Fund, Inc. (NQN)
Nuveen New York Municipal Value Fund, Inc. (NNY)
Nuveen New York Performance Plus Municipal Fund, Inc. (NNP)
Nuveen New York Quality Income Municipal Fund, Inc. (NUN)
Nuveen New York Select Quality Municipal Fund, Inc. (NVN)
Nuveen Insured New York Premium Income Municipal Fund, Inc. (NNF)
Nuveen Ohio Quality Income Municipal Fund, Inc. (NUO)

This Joint Proxy Statement is first being mailed to shareholders on or about August   , 2007.

General Information

This Joint Proxy Statement is furnished in connection with the solicitation by the Board of Directors (each a “Board” and collectively, the “Boards,” and each Director a “Board Member” and collectively, the “Board Members”) of Nuveen Municipal Value Fund, Inc. (“Municipal Value”), Nuveen Municipal Income Fund, Inc. (“Municipal Income”), Nuveen Premium Income Municipal Fund, Inc. (“Premium Income”), Nuveen Performance Plus Municipal Fund, Inc. (“Performance Plus”), Nuveen Municipal Advantage Fund, Inc. (“Municipal Advantage”), Nuveen Municipal Market Opportunity Fund, Inc. (“Municipal Market Opportunity”), Nuveen

Investment Quality Municipal Fund, Inc. (“Investment Quality”), Nuveen Insured Quality Municipal Fund, Inc. (“Insured Quality”), Nuveen Select Quality Municipal Fund, Inc. (“Select Quality”), Nuveen Quality Income Municipal Fund, Inc. (“Quality Income”), Nuveen Insured Municipal Opportunity Fund, Inc. (“Insured Municipal Opportunity”), Nuveen Premier Municipal Income Fund, Inc. (“Premier Municipal”), Nuveen Premier Insured Municipal Income Fund, Inc. (“Premier Insured”), Nuveen Premium Income Municipal Fund 2, Inc. (“Premium Income 2”), Nuveen Premium Income Municipal Fund 4, Inc. (“Premium Income 4”), Nuveen Arizona Premium Income Municipal Fund, Inc. (“Arizona Premium Income”), Nuveen California Investment Quality Municipal Fund, Inc. (“California Investment Quality”), Nuveen California Municipal Market Opportunity Fund, Inc. (“California Market Opportunity”), Nuveen California Municipal Value Fund, Inc. (“California Value”), Nuveen California Performance Plus Municipal Fund, Inc. (“California Performance Plus”), Nuveen California Quality Income Municipal Fund, Inc. (“California Quality Income”), Nuveen California Select Quality Municipal Fund, Inc. (“California Select Quality”), Nuveen Insured California Premium Income Municipal Fund, Inc. (“Insured California Premium Income”), Nuveen Insured California Premium Income Municipal Fund 2, Inc. (“Insured California Premium Income 2”), Nuveen Michigan Premium Income Municipal Fund, Inc. (“Michigan Premium Income”), Nuveen Michigan Quality Income Municipal Fund, Inc. (“Michigan Quality Income”), Nuveen New Jersey Investment Quality Municipal Fund, Inc. (“New Jersey Investment Quality”), Nuveen New Jersey Premium Income Municipal Fund, Inc. (“New Jersey Premium Income”), Nuveen New York Investment Quality Municipal Fund, Inc. (“New York Investment Quality”), Nuveen New York Municipal Value Fund, Inc. (“New York Municipal Value”), Nuveen New York Performance Plus Municipal Fund, Inc. (“New York Performance Plus”), Nuveen New York Quality Income Municipal Fund, Inc. (“New York Quality Income), Nuveen New York Select Quality Municipal Fund, Inc. (“New York Select Quality”), Nuveen Insured New York Premium Income Municipal Fund, Inc. (“Insured New York Premium Income”) and Nuveen Ohio Quality Income Municipal Fund, Inc. (“Ohio Quality Income”), each a Minnesota corporation (each a “Fund” and collectively, the “Funds”), of proxies to be voted at an Annual Meeting of Shareholders for Arizona Premium Income, Michigan Premium Income, Michigan Quality Income, New Jersey Investment Quality, New Jersey Premium Income and Ohio Quality Income or a Special Meeting of Shareholders for all other Funds to be held (along with the meeting of shareholders of several other Nuveen funds) in the 31st floor conference room of Nuveen Investments, 333 West Wacker Drive, Chicago, Illinois 60606, on Friday, October 12, 2007, at 10:00 a.m., Central time, (for each Fund, a “Meeting” and collectively, the “Meetings”), and at any and all adjournments thereof.

On the matters coming before each Meeting as to which a choice has been specified by shareholders on the proxy, the shares will be voted accordingly. If a proxy is returned and no choice is specified, the shares will be voted FOR approval of the new investment management agreement, FOR the election of the nominees as listed in this Joint Proxy Statement and FOR the ratification of the selection of the independent registered public accounting firm. Shareholders who execute proxies may revoke them at any time before they are voted by filing with that Fund a written notice of revocation, by delivering a duly executed proxy bearing a later date or by attending the Meeting and voting in person. Merely attending the Meeting, however, will not revoke any previously submitted proxy.

The Board of each Fund has determined that the use of this Joint Proxy Statement for each Meeting is in the best interest of each Fund and its shareholders in light of the similar matters being considered and voted on by the shareholders.

The following table indicates which shareholders are solicited with respect to each matter:

Matter		Common Shares	Preferred Shares(1)
1.	To approve a new investment management agreement between Nuveen Asset Management (‘‘NAM” or the ‘‘Adviser”) and each Fund.	X	X

2a.	For Arizona Premium Income, Michigan Premium Income, Michigan Quality Income, New Jersey Investment Quality, New Jersey Premium Income and Ohio Quality Income, election of six (6) Board Members for a one-year term by all shareholders.	X	X

2b.	For Arizona Premium Income, Michigan Premium Income, Michigan Quality Income, New Jersey Investment Quality, New Jersey Premium Income and Ohio Quality Income, election of two (2) Board Members for a one-year term by Preferred Shares only.		X

3.	To ratify the selection of independent registered public accounting firm.	X	X

(1)	Municipal Auction Rate Cumulative Preferred Shares are referred to as “Preferred Shares.”

A quorum of shareholders is required to take action at each Meeting. A majority of the shares entitled to vote at each Meeting, represented in person or by proxy, will constitute a quorum of shareholders at that Meeting, except that for the election of the two Board Member nominees to be elected by holders of Preferred Shares of each Fund, 33 1/3% of the Preferred Shares entitled to vote and represented in person or by proxy will constitute a quorum. Votes cast by proxy or in person at each Meeting will be tabulated by the inspectors of election appointed for that Meeting. The inspectors of election will determine whether or not a quorum is present at the Meeting. The inspectors of election will treat abstentions and “broker non-votes” (i.e., shares held by brokers or nominees, typically in “street name,” as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) as present for purposes of determining a quorum.

For purposes of determining the approval of the new investment management agreement and ratification of the selection of independent auditors, abstentions and broker non-votes will be treated as shares voted against the proposal. For purposes of determining the approval of the proposal to elect nominees, abstentions and broker non-votes will have the effect of a vote against the election of Board Members. The details of the proposals to be voted on by the shareholders of each Fund and the vote required for approval of the proposals are set forth under the description of the proposals below.

Preferred Shares held in “street name” as to which voting instructions have not been received from the beneficial owners or persons entitled to vote as of one business day before the Meeting, or, if adjourned, one business day before the day to which the Meeting is adjourned, and that would otherwise be treated as “broker non-votes” may, pursuant to Rule 452 of the New York Stock Exchange, be voted by the broker on the proposal in the same proportion as the votes cast by all Preferred shareholders as a class who have voted on the proposal or in the same proportion as the votes cast by all Preferred shareholders of the Fund who have voted on that item. Rule 452 permits proportionate voting of Preferred Shares with respect to a particular item if, among other things, (i) a minimum of 30% of the Preferred Shares or shares of a series of Preferred Shares outstanding has been voted by the holders of such shares with respect to such item and (ii) less than 10% of the Preferred Shares or shares of a series of Preferred Shares outstanding has been voted by the holders of such shares against such item. For the purpose of meeting the 30% test, abstentions will be treated as shares “voted” and for the purpose of meeting the 10% test, abstentions will not be treated as shares “voted” against the item.

Those persons who were shareholders of record at the close of business on August 13, 2007 will be entitled to one vote for each share held and a proportionate fractional vote for each fractional share held (the “Record Date”). As of the Record Date, the shares of the Funds were issued and outstanding as follows:

Fund	Ticker Symbol*	Common Shares	Preferred Shares

Municipal Value	NUV	[ ]	N/A

Municipal Income	NMI	[ ]	N/A

Premium Income	NPI	[ ]	Series M	3,800
			Series M2	2,000
			Series T	3,800
			Series W	3,800
			Series TH	3,800
			Series F	3,800

Performance Plus	NPP	[ ]	Series M	4,000
			Series T	4,000
			Series W	4,000
			Series TH	3,160
			Series F	4,000

Municipal Advantage	NMA	[ ]	Series M	3,000
			Series T	3,000
			Series W	3,000
			Series TH	2,320
			Series F	3,000

Municipal Market Opportunity	NMO	[ ]	Series M	4,000
			Series T	4,000
			Series W	3,200
			Series F	4,000

Investment Quality	NQM	[ ]	Series M	2,500
			Series T	2,500
			Series W	2,500
			Series TH	2,040
			Series F	2,500

Insured Quality	NQI	[ ]	Series M	2,600
			Series T	2,600
			Series W	2,600
			Series TH	2,320
			Series F	2,600

Select Quality	NQS	[ ]	Series M	2,000
			Series T	2,000
			Series W	2,800
			Series TH	1,560

Fund	Ticker Symbol*	Common Shares	Preferred Shares

			Series F	2,800

Quality Income	NQU	[ ]	Series M	3,000
			Series T	3,000
			Series W	3,000
			Series W2	2,080
			Series TH	4,000
			Series F	3,000

Insured Municipal Opportunity	NIO	[ ]	Series M	4,000
			Series T	4,000
			Series W	4,000
			Series W2	3,200
			Series TH1	4,000
			Series TH2	4,000
			Series F	4,000

Premier Municipal	NPF	[ ]	Series M	1,000
			Series T	2,800
			Series TH	2,800

Premier Insured	NIF	[ ]	Series W	840
			Series TH	2,800
			Series F	2,800

Premium Income 2	NPM	[ ]	Series M	2,000
			Series T	3,000
			Series W	2,000
			Series TH	3,000
			Series F	2,000
			Series F2	1,880

Premium Income 4	NPT	[ ]	Series M	2,200
			Series T	2,000
			Series T2	1,328
			Series W	1,680
			Series W2	520
			Series TH	2,680
			Series F	1,800
			Series F2	1,328

Arizona Premium Income	NAZ	[ ]	Series TH	1,200

California Investment Quality	NQC	[ ]	Series M	3,600
			Series W	880

California Market Opportunity	NCO	[ ]	Series W	2,200
			Series F	520

California Value	NCA	[ ]	N/A

California Performance Plus	NCP	[ ]	Series T	1,800
			Series W	640
			Series F	1,800

California Quality Income	NUC	[ ]	Series M	1,400
			Series W	3,000
			Series F	3,000

California Select Quality	NVC	[ ]	Series T	2,400
			Series W	1,680
			Series TH	3,600

Fund	Ticker Symbol*	Common Shares	Preferred Shares

Insured California Premium Income	NPC	[ ]	Series T	1,800

Insured California Premium Income 2	NCL	[ ]	Series T	1,900
			Series TH	1,900

Michigan Premium Income	NMP	[ ]	Series M	840
			Series TH	1,400

Michigan Quality Income	NUM	[ ]	Series TH	3,200
			Series F	560

New Jersey Investment Quality	NQJ	[ ]	Series M	3,200
			Series TH	2,000
			Series F	1,280

New Jersey Premium Income	NNJ	[ ]	Series T	624
			Series W	1,440
			Series TH	1,600

New York Investment Quality	NQN	[ ]	Series M	960
			Series T	2,400
			Series F	2,400

New York Municipal Value	NNY	[ ]	N/A

New York Performance Plus	NNP	[ ]	Series M	1,600
			Series T	800
			Series W	2,000
			Series F	572

New York Quality Income	NUN	[ ]	Series M	2,200
			Series W	2,200
			Series TH	2,400
			Series F	1,080

New York Select Quality	NVN	[ ]	Series T	1,720
			Series W	2,400
			Series TH	3,600

Insured New York Premium Income	NNF	[ ]	Series M	1,320
			Series T	1,280

Ohio Quality Income	NUO	[ ]	Series M	680
			Series TH	1,400
			Series TH2	1,000

*	The common shares of all of the Funds are listed on the New York Stock Exchange.

1.  Approval of the New Investment Management Agreements

Background

Under an investment management agreement between the Adviser and each Fund (each, an “Original Investment Management Agreement” and collectively, the “Original Investment Management Agreements”), NAM serves as each Fund’s investment adviser and is responsible for each Fund’s overall investment strategy and its implementation. The date of each Fund’s Original Investment Management Agreement and the date on which it was last approved by shareholders and approved for continuance by the Board is provided in Appendix B. NAM is a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen”). Nuveen is currently a publicly traded company.

On June 19, 2007, Nuveen entered into a merger agreement providing for the acquisition of Nuveen by Windy City Investments, Inc. (“Windy City”), a corporation formed by investors led by Madison Dearborn Partners, LLC (“MDP”), a private equity investment firm based in Chicago, Illinois (the “Transaction”). Windy City is controlled by MDP on behalf of the Madison Dearborn Capital Partner V funds. Other owners of Windy City include Merrill Lynch & Co.’s Global Private Equity group and affiliates (including private equity funds) of Wachovia, Citigroup and Deutsche Bank. If the Transaction is completed, Nuveen will become a wholly-owned subsidiary of Windy City and Nuveen will become a privately-held company. Completion of the Transaction is subject to a number of conditions, including obtaining the approval of Nuveen’s stockholders and obtaining consent to the Transaction by a certain percentage of NAM’s clients representing at least 80% of annualized revenue (which includes fund shareholder approval of new investment management agreements with NAM). Nuveen and Windy City currently expect to complete the Transaction in the fourth quarter of 2007.

Upon completion of the Transaction, it is anticipated that Merrill Lynch will be an indirect “affiliated person” (as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of each Fund. As a result, each Fund would then generally be prohibited from entering into principal transactions with Merrill Lynch and certain of its affiliates. NAM does not believe that any such prohibition or limitation would have a materially adverse effect on the Fund’s ability to pursue its investment objective and policies.

Nuveen is relying on Section 15(f) of the 1940 Act. Section 15(f) provides in substance that when a sale of a controlling interest in an investment adviser occurs, the investment adviser or any of its affiliated persons may receive any amount or benefit in connection with the sale so long as two conditions are satisfied. The first condition of Section 15(f) is that, during the three-year period following the consummation of a transaction, at least 75% of the investment company’s board of directors must not be “interested persons” (as defined in the 1940 Act) of the investment adviser or predecessor adviser. Each of the Funds currently meets this test. Second, an “unfair burden” (as defined in the 1940 Act, including any interpretations or no-action letters of the Securities and Exchange Commission (the “SEC”)) must not be imposed on the investment company as a result of the transaction relating to the sale of such interest, or any express or implied terms, conditions or understandings applicable thereto. The term “unfair burden” (as defined in the 1940 Act) includes any arrangement, during the two-year period after the transaction, whereby the investment adviser (or predecessor or successor adviser), or any “interested person” (as defined in the 1940 Act) of such an adviser, receives or is entitled to receive any compensation directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for the investment company). Under the Transaction Agreement, Windy City acknowledges Nuveen’s reliance on Section 15(f) of the 1940 Act and has agreed that it and its affiliates (as defined in the Transaction Agreement) shall conduct its business and use commercially reasonable efforts to enable the provisions of Section 15(f) to be true in relation to the Funds.

In addition, to help ensure that an unfair burden is not imposed on the Funds, Nuveen has committed for a period of two years from the date of the closing of the Transaction (i) not to increase gross management fees for any Fund; (ii) not to reduce voluntary expense reimbursement levels for any Fund from their currently scheduled prospective levels during that period; (iii) that no Fund whose portfolio is managed by a Nuveen affiliate shall use Merrill Lynch as a broker with respect to portfolio transactions done on an agency basis, except as may be approved in the future by the Compliance Committee of the Board; and (iv) that NAM shall not cause the Funds and the other municipal funds that NAM manages as a whole to enter into portfolio transactions with or through the other minority owners of Nuveen, on either a principal or agency basis, to a significantly greater extent than both what one would expect an investment team to use such firm in the normal course of business, and what NAM has historically done with respect to those funds, without prior Board or Compliance Committee approval (excluding the impact of proportionally increasing the use of such other “minority owners” to fill the void necessitated by not being able to use Merrill Lynch).

Each Original Investment Management Agreement, as required by Section 15 of the 1940 Act, provides for its automatic termination in the event of its “assignment” (as defined in the 1940 Act). Any change in control of the Adviser is deemed to be an assignment. The consummation of the Transaction will result in a change in control of the Adviser and therefore cause the automatic termination of each Original Investment Management Agreement, as required by the 1940 Act.

In anticipation of the Transaction, each Fund’s Board met in person at a joint meeting on July 31, 2007 for purposes of, among other things, considering whether it would be in the best interests of each Fund and its shareholders to approve a new investment management agreement between the Fund and NAM (each a “New Investment Management Agreement” and collectively, the “New Investment Management Agreements”). The form of the New Investment Management Agreement is attached hereto as Appendix C.

The 1940 Act requires that each New Investment Management Agreement be approved by the Fund’s shareholders in order for it to become effective. At the July 31, 2007 Board meeting, and for the reasons discussed below (see “Board Considerations” below), each Board, including the Board Members who are not parties to the Original Investment Management Agreements or New Investment Management Agreements entered into by the Adviser with respect to any Fund or who are not “interested persons” of the Funds or the Adviser as defined in the 1940 Act (the “Independent Board Members”), unanimously approved the New Investment Management Agreement and unanimously recommended its approval by shareholders in order to assure continuity of investment advisory services to the Fund after the Transaction. In the event shareholders of a Fund do not approve the New Investment Management Agreement at the Meeting or any adjournment thereof prior to the closing of the Transaction, an interim investment management agreement between the Adviser and each such Fund (each an “Interim Investment Management Agreement” and collectively, the “Interim Investment Management Agreements”) will take effect upon the closing of the Transaction.

At the July 31, 2007 meeting, each Board, including the Independent Board Members, also unanimously approved the Interim Investment Management Agreements in order to assure continuity of investment advisory services to the Funds after the Transaction. The terms of each Interim Investment Management Agreement are substantially identical to those of the Original Investment Management Agreements and New Investment Management Agreements, except for the term and escrow provisions described below. If a Fund’s shareholders have not approved a New Investment Management Agreement prior to the Transaction, an Interim Investment Management Agreement will take effect upon the closing of the Transaction and will continue in effect for a term ending on the earlier of 150 days from the closing of the Transaction (the

“150-day period”) or when shareholders of a Fund approve the New Investment Management Agreement. Pursuant to Rule 15a-4 under the 1940 Act, compensation earned by the Adviser under an Interim Investment Management Agreement will be held in an interest-bearing escrow account. If shareholders of a Fund approve the New Investment Management Agreement prior to the end of the 150-day period, the amount held in the escrow account under the Interim Investment Management Agreement will be paid to the Adviser. If shareholders of a Fund do not approve the New Investment Management Agreement prior to the end of the 150-day period, the Board will take such action as it deems to be in the best interests of the Fund and its shareholders, and the Adviser will be paid the lesser of its costs incurred in performing its services under the Interim Investment Management Agreement or the total amount in the escrow account, plus interest earned.

Comparison of Original Investment Management Agreement and New Investment Management Agreement

The terms of each New Investment Management Agreement, including fees payable to the Adviser by the Fund thereunder, are substantially identical to those of the Original Investment Management Agreement, except for the date of effectiveness. There is no change in the fee rate payable by each Fund to the Adviser. If approved by shareholders of a Fund, the New Investment Management Agreement for the Fund will expire on August 1, 2008, unless continued. Each New Investment Management Agreement will continue in effect from year to year thereafter if such continuance is approved for the Fund at least annually in the manner required by the 1940 Act and the rules and regulations thereunder. Below is a comparison of certain terms of the Original Investment Management Agreement to the terms of the New Investment Management Agreement.

Investment Management Services. The investment management services to be provided by the Adviser to each Fund under the New Investment Management Agreements will be identical to those services currently provided by the Adviser to each Fund under the Original Investment Management Agreements. Both the Original Investment Management Agreements and New Investment Management Agreements provide that the Adviser shall manage the investment and reinvestment of the Fund’s assets in accordance with the Fund’s investment objective and policies and limitations and administer the Fund’s affairs to the extent requested by and subject to the oversight of the Fund’s Board. In addition, the investment management services will be provided by the same Adviser personnel under the New Investment Management Agreements as under the Original Investment Management Agreements. The Adviser does not anticipate that the Transaction will have any adverse effect on the performance of its obligations under the New Investment Management Agreements.

Fees. Under each Original Investment Management Agreement and New Investment Management Agreement, the Fund pays to the Adviser an investment management fee that consists of two components—a fund-level fee, calculated by applying a Fund-specific breakpoint fee schedule that pays progressively reduced fee rates at increased Fund-specific asset levels to the average daily managed assets (which includes assets attributable to all types of leverage used in leveraged funds) of that individual Fund, and a complex-level fee, calculated by applying a fee rate determined based on the aggregate managed assets of all Nuveen-branded closed-end and open-end registered investment companies organized in the United States, applied to a complex-wide fee schedule that would pay ever-reducing effective fee rates at increasing complex-wide assets, multiplied by that Fund’s average daily managed assets. The investment management fee paid by each Fund equals the sum of the fund-level fee and complex-level fee calculated for that Fund.

The fee schedules for the fund-level fee and complex-level fee breakpoint schedules under the New Investment Management Agreements for each Fund are identical to the fund-level fee and complex-level fee breakpoint schedules under the Original Investment Management Agreements. The annual fund-level fee schedule for each Fund under the Original Investment Management Agreements and the New Investment Management Agreements, the fees paid by each Fund to the Adviser during each Fund’s last fiscal year and the Fund’s net assets as of June 30, 2007 are set forth in Appendix D to this Proxy Statement. The fee schedule for the complex-level component is the same for each Fund under both the Original Investment Management Agreements and New Investment Management Agreements and is also set forth in Appendix D. That complex-wide fee schedule was recently reduced with an effective date of August 20, 2007, as reflected in Appendix D.

Payment of Expenses. Under each Original Investment Management Agreement and each New Investment Management Agreement, the Adviser shall furnish office facilities and equipment and clerical, bookkeeping and administrative services (other than such services, if any, provided by the Fund’s transfer agent) for the Fund.

Limitation on Liability. The Original Investment Management Agreements and New Investment Management Agreements provide that the Adviser will not be liable for any loss sustained by reason of the purchase, sale or retention of any security, whether or not such purchase, sale or retention shall have been based upon the investigation and research made by any other individual, firm or corporation, if such recommendation shall have been selected with due care and in good faith, except loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties under the Agreement.

Continuance. The Original Investment Management Agreement of each Fund originally was in effect for an initial term and could be continued thereafter for successive one-year periods if such continuance was specifically approved at least annually in the manner required by the 1940 Act. If the shareholders of a Fund approve the New Investment Management Agreement for that Fund, the New Investment Management Agreement will expire on August 1, 2008, unless continued. The New Investment Management Agreement may be continued for successive one-year periods if approved at least annually in the manner required by the 1940 Act.

Termination. The Original Investment Management Agreement and New Investment Management Agreement for each Fund provide that the Agreement may be terminated at any time without the payment of any penalty by the Fund or Adviser on sixty (60) days’ written notice to the other party. A Fund may effect termination by action of the Board or by vote of a majority of the outstanding voting securities of the Fund, accompanied by appropriate notice.

Board Considerations

I.	Approval of Original Investment Management Agreements

The Board Members are responsible for overseeing the performance of the investment adviser to the Funds and determining whether to approve or continue the advisory arrangements. At a meeting held on May 21, 2007 (the “May Meeting”), the Board of each Fund, including the Independent Board Members, performed a full annual review of each Original Investment Management Agreement and unanimously approved the continuance of such agreements. Because the information provided and the considerations made at the annual review continue to be relevant with respect to the evaluation of the New Investment Management Agreements, the Board considered the foregoing as part of their deliberations of the New Investment Management Agreements. Accordingly, the discussions immediately below outline the materials and information presented to the Board in connection with the Board’s May annual review and the analysis undertaken and the conclusions reached by Board Members when determining to continue the Original Investment Management Agreements.

During the course of the year, the Board received a wide variety of materials relating to the services provided by NAM and the performance of the Funds. At each of its quarterly meetings, the Board reviewed investment performance and various matters relating to the operations of the Funds, including the compliance program, shareholder services, valuation, custody, distribution and other information relating to the nature, extent and quality of services provided by NAM. Between the regularly scheduled quarterly meetings, the Board Members received information on particular matters as the need arose. In preparation for their considerations at the May Meeting, the Independent Board Members also received extensive materials, well in advance of their meeting, which outlined or are related to, among other things:

•	the nature, extent and quality of services provided by NAM;

•	the organization and business operations of NAM, including the responsibilities of various departments and key personnel;

•	each Fund’s past performance as well as the Fund’s performance compared to funds with similar investment objectives based on data and information provided by an independent third party and to customized benchmarks;

•	the profitability of Nuveen and certain industry profitability analyses for unaffiliated advisers;

•	the expenses of Nuveen in providing the various services;

•	the advisory fees and total expense ratios of each Fund, including comparisons of such fees and expenses with those of comparable, unaffiliated funds based on information and data provided by an independent third party (the “Peer Universe”) as well as compared to a subset of funds within the Peer Universe (the “Peer Group”) of the respective Fund (as applicable);

•	the advisory fees NAM assesses to other types of investment products or clients;

•	the soft dollar practices of NAM, if any; and

•	from independent legal counsel, a legal memorandum describing among other things, applicable laws, regulations and duties in reviewing and approving advisory contracts.

At the May Meeting, NAM made a presentation to, and responded to questions from, the Board. Prior to and after the presentations and reviewing the written materials, the Independent Board Members met privately with their legal counsel to review the Board’s duties in reviewing advisory contracts and considering the renewal of the advisory contracts. The Independent Board Members, in consultation with independent counsel, reviewed the factors set out in judicial decisions and SEC directives relating to the renewal of advisory contracts. As outlined in more detail below, the Board Members considered all factors they believed relevant with respect to each Fund, including, but not limited to, the following: (a) the nature, extent and quality of the services to be provided by NAM; (b) the investment performance of the Fund and NAM; (c) the costs of the services to be provided and profits to be realized by Nuveen and its affiliates; (d) the extent to which economies of scale would be realized; and (e) whether fee levels reflect those economies of scale for the benefit of the Fund’s investors. In addition, as noted, the Board Members met regularly throughout the year to oversee the Funds. In evaluating the Original Investment Management Agreements, the Board Members also relied upon their knowledge of NAM, its services and the Funds resulting from their meetings and other interactions throughout the year. It is with this background that the Board Members considered each Original Investment Management Agreement.

A.	Nature, Extent and Quality of Services

In considering renewal of the Original Investment Management Agreements, the Board Members considered the nature, extent and quality of NAM’s services. The Board Members reviewed materials outlining, among other things, Nuveen’s organization and business; the types of services that NAM or its affiliates provide and are expected to provide to the Funds; the performance record of the applicable Fund (as described in further detail below); and any initiatives Nuveen had taken for the municipal fund product line. As noted, the Board Members were already familiar with the organization, operations and personnel of NAM due to the Board Members’ experience in governing the respective Funds and working with NAM on matters relating to the Funds. With respect to personnel, the Board Members recognized NAM’s investment in additional qualified personnel throughout the various groups in the organization and recommended to NAM that it continue to review staffing needs as necessary. In addition, the Board Members reviewed materials describing the current status and, in particular, the developments in 2006 with respect to NAM’s investment process, investment strategies (including additional tools used in executing such strategies), personnel (including portfolio management and research teams), trading process, hedging activities, risk management operations (e.g., reviewing credit quality, duration limits, derivatives use, as applicable), and investment operations (such as enhancements to trading procedures, pricing procedures, and client services). The Board Members recognized Nuveen’s investment of resources and efforts to continue to enhance and refine its investment process.

In addition to advisory services, the Independent Board Members considered the quality of administrative and non-advisory services provided by NAM and noted that NAM provides the Funds with a wide variety of services and officers and other personnel as are necessary for the operations of the Funds, including,

•	product management;

•	fund administration;

•	oversight of shareholder services and other fund service providers;

•	administration of Board relations;

•	regulatory and portfolio compliance; and

•	legal support.

As the Funds operate in a highly regulated industry and given the importance of compliance, the Board Members considered, in particular, Nuveen’s compliance activities for the Funds and enhancements thereto. In this regard, the Board Members recognized the quality of Nuveen’s compliance team. The Board Members further noted Nuveen’s negotiations with other service providers and the corresponding reduction in certain service providers’ fees.

With respect to closed-end funds, in addition to the foregoing services, the Board Members also noted the additional services that NAM or its affiliates provide to closed-end funds, including, in particular, its secondary market support activities. The Board Members recognized Nuveen’s continued commitment to supporting the secondary market for the common shares of its closed-end funds through a variety of programs designed to raise investor and analyst awareness and understanding of closed-end funds. These efforts include:

•	maintaining shareholder communications;

•	providing advertising for closed-end funds;

•	maintaining its closed-end fund website;

•	maintaining continual contact with financial advisers;

•	providing educational symposia;

•	conducting research with investors and financial analysis regarding closed-end funds; and

•	evaluating secondary market performance.

With respect to Funds that utilize leverage through the issuance of Preferred Shares, the Board Members noted Nuveen’s continued support for the holders of Preferred Shares by, among other things:

•	maintaining an in-house trading desk;

•	maintaining a product manager for the Preferred Shares;

•	developing distribution for Preferred Shares with new market participants;

•	maintaining an orderly auction process;

•	managing leverage and risk management of leverage; and

•	maintaining systems necessary to test compliance with rating agency criteria.

Based on their review, the Board Members found that, overall, the nature, extent and quality of services provided (and expected to be provided) to the respective Funds under the Original Investment Management Agreements were satisfactory.

B.	The Investment Performance of the Funds and NAM

The Board considered the investment performance for each Fund, including the Fund’s historic performance as well as its performance compared to funds with similar investment objectives (the “Performance Peer Group”) based on data provided by an independent third party (as described below). The Board Members also reviewed portfolio level performance against customized benchmarks, as described in further detail below.

In evaluating the performance information, in certain instances, the Board Members noted that the closest Performance Peer Group for a Fund may not adequately reflect such Fund’s investment objectives and strategies, thereby limiting the usefulness of the comparisons of such Fund’s performance with that of the Performance Peer Group.

With respect to state specific municipal funds, the Board Members also recognized that certain funds do not have a corresponding state specific Performance Peer Group in which case their performance is measured against a more general municipal category for various states. Funds that do not have corresponding state-specific Performance Peer Groups are from states other than New York, California, Florida, New Jersey, Michigan, and Pennsylvania. However, with respect to Funds based in Florida, New Jersey, Michigan and Pennsylvania, the peer group may be so small or the Nuveen Funds may dominate the category to such an extent that performance information for such Funds was also compared to a more general category for all states (other than New York and California).

The Board Members reviewed performance information including, among other things, total return information compared with the Fund’s Performance Peer Group for the one-, three- and five-year periods (as applicable) ending December 31, 2006. The Board Members also reviewed the Fund’s portfolio level performance (which does not reflect fund level fees and expenses, and leverage) compared to customized portfolio-level benchmarks for the one- and three-year periods ending December 31, 2006 (as applicable). The analysis was used to assess the efficacy of investment decisions against appropriate measures of risk and total return, within specific market segments. This information supplemented the Fund performance information provided to the Board at each of its quarterly meetings. Based on their review, the Board Members determined that each Fund’s investment performance over time had been satisfactory, subject to the following. With respect to various municipal closed-end funds, the Board Members noted relative total return underperformance in recent years compared to peers. The Board Members reviewed materials and discussed with NAM the factors contributing to the shift in performance including, among other things, the degree of risk undertaken by peers compared to the Funds (such as through the increased use of leverage or taking concentrated positions in high risk credits). In addition, the Board Members also considered a Fund’s dividend performance and the extent of any secondary market discounts. The Board Members noted NAM’s efforts to evaluate the factors affecting performance and determine whether modification to a Fund’s investment strategy is necessary or appropriate, and concluded they were satisfied with the steps being taken.

C.	Fees, Expenses and Profitability

1.	Fees and Expenses

In evaluating the management fees and expenses of a Fund, the Board reviewed, among other things, the Fund’s advisory fees (net and gross management fees) and total expense ratios (before and after expense reimbursements and/or waivers) in absolute terms as well as comparisons to the gross management fees (before waivers), net management fees (after waivers) and total expense ratios (before and after waivers) of comparable funds in the Peer Universe and the Peer Group. In reviewing the fee schedule for a Fund, the Board Members considered the fund-level and complex-wide breakpoint schedules (described in further detail below) and any fee waivers and reimbursements provided by Nuveen (applicable, in particular, for certain Funds launched since 1999). The Board Members further reviewed data regarding the construction of Peer Groups as well as the methods of measurement for the fee and expense analysis and the performance analysis. In certain cases, due to the small number of peers in the Peer Universe, the Peer Universe and Peer Group had significant overlap or even consisted entirely of the same unaffiliated funds. In reviewing the comparison of fee and expense information, the Board Members recognized that in certain cases, the Fund size relative to peers, the small size and odd composition of the Peer Group (including differences in objectives and strategies), expense anomalies, timing of information used or other factors impacting the comparisons thereby limited some of the usefulness of the comparative data. The Board Members also considered the differences in the use of leverage. Based on their review of the fee and expense information provided, the Board Members determined that each Fund’s net total expense ratio was within an acceptable range compared to peers.

2.	Comparisons with the Fees of Other Clients

The Board Members further reviewed data comparing the advisory fees of NAM with fees NAM charges to other clients. With respect to municipal funds, such other clients include NAM’s municipal separately managed accounts. In general, the advisory fees charged for separate accounts are somewhat lower than the advisory fees assessed to the Funds. The Board Members considered the differences in the product types, including, but not limited to, the services provided, the structure and operations, product distribution and costs thereof, portfolio investment policies, investor profiles, account sizes and regulatory requirements. The Board Members noted, in particular, that the range of services provided to the Funds (as discussed above) is much more extensive than that provided to separately managed accounts. As described in further detail above, such additional services include, but are not limited to: product management, fund administration, oversight of third party service providers, administration of Board relations, and legal support. The Board Members noted that the Funds operate in a highly regulated industry requiring extensive compliance functions compared to other investment products. Given the inherent differences in the products, particularly the extensive services provided to the Funds, the Board Members believe such facts justify the different levels of fees.

3.	Profitability of Nuveen

In conjunction with its review of fees, the Board Members also considered the profitability of Nuveen for its advisory activities (which incorporated Nuveen’s wholly-owned affiliated sub-advisers) and its financial condition. The Board Members reviewed the revenues and expenses of Nuveen’s advisory activities for the last three years, the allocation methodology used in preparing the profitability data as well as the 2006 Annual Report for Nuveen. The Board Members noted this information supplemented the profitability information requested and received during the year to help keep them apprised of developments affecting profitability (such as changes in fee waivers and expense reimbursement commitments). In this regard, the Board Members noted the enhanced dialogue and information regarding profitability with NAM during the year, including more frequent meetings and updates from Nuveen’s corporate finance group. The Board Members also reviewed data comparing Nuveen’s profitability with other fund sponsors prepared by three independent third party service providers as well as comparisons of the revenues, expenses and profit margins of various unaffiliated management firms with similar amounts of assets under management prepared by Nuveen.

In reviewing profitability, the Board Members recognized the subjective nature of determining profitability which may be affected by numerous factors, including the allocation of expenses. Further, the Board Members recognized the difficulties in making comparisons as the profitability of other advisers generally is not publicly available and the profitability information that is available for certain advisers or management firms may not be representative of the industry and may be affected by, among other things, the adviser’s particular business mix, capital costs, types of funds managed and expense allocations.

Notwithstanding the foregoing, the Board Members reviewed Nuveen’s methodology and assumptions for allocating expenses across product lines to determine profitability. Last year, the Board Members also designated an Independent Board Member as a point person for the Board to review the methodology determinations during the year and any refinements thereto, which relevant information produced from such process was reported to the full Board. In reviewing profitability, the Board Members recognized Nuveen’s increased investment into its fund business. Based on its review, the Board Members concluded that they were satisfied that Nuveen’s level of profitability for its advisory activities was reasonable in light of the services provided.

In evaluating the reasonableness of the compensation, the Board Members also considered other amounts paid to NAM by the Funds as well as any indirect benefits (such as soft dollar arrangements, if any) NAM and its affiliates receive, or are expected to receive, that are directly attributable to the management of the Funds, if any. See Section E below for additional information on indirect benefits NAM may receive as a result of its relationship with the Funds. Based on their review of the overall fee arrangements of each Fund, the Board Members determined that the advisory fees and expenses of the Fund were reasonable.

D.	Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

With respect to economies of scale, the Board Members recognized the potential benefits resulting from the costs of a Fund being spread over a larger asset base. To help ensure the shareholders share in these benefits, the Board Members reviewed and considered the breakpoints in the advisory fee schedules that reduce advisory fees. In addition to advisory fee breakpoints, the Board also approved a complex-wide fee arrangement in 2004. Pursuant to the complex-wide fee arrangement, the fees of the funds in the Nuveen complex, including the Funds, are reduced as the assets in the fund complex reach certain levels. In evaluating the complex-wide fee arrangement, the Board Members noted that the last complex-wide asset level breakpoint for the complex-wide fee schedule was at $91 billion and that the Board Members anticipated further review and/or negotiations prior to the assets of the Nuveen complex reaching such threshold. Based on their review, the Board Members concluded that the breakpoint schedule and complex-wide fee arrangement were acceptable and desirable in providing benefits from economies of scale to shareholders, subject to further evaluation of the complex-wide fee schedule as assets in the complex increase.

E.	Indirect Benefits

In evaluating fees, the Board Members also considered any indirect benefits or profits NAM or its affiliates may receive as a result of its relationship with each Fund. With respect to closed-end funds, the Board Members considered revenues received by affiliates of NAM for serving as agent at Nuveen’s preferred trading desk and for serving as a co-manager in the initial public offering of new closed-end exchange traded funds.

In addition to the above, the Board Members considered whether NAM received any benefits from soft dollar arrangements whereby a portion of the commissions paid by a Fund for brokerage may be used to acquire research that may be useful to NAM in managing the assets of the Funds and other clients. With respect to NAM, the Board Members noted that NAM does not currently have any soft dollar arrangements; however, to the extent certain bona fide agency transactions that occur on markets that traditionally trade on a principal basis and riskless principal transactions are considered as generating “commissions,” NAM intends to comply with the applicable safe harbor provisions.

Based on their review, the Board Members concluded that any indirect benefits received by NAM as a result of its relationship with the Funds were reasonable and within acceptable parameters.

F.	Other Considerations

The Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, unanimously concluded that the terms of the Original Investment Management Agreements are fair and reasonable, that NAM’s fees are reasonable in light of the services provided to each Fund and that the renewal of the Original Investment Management Agreements should be approved.

II.	Approval of the New Investment Management Agreements

Following the May Meeting, the Board Members were advised of the potential Transaction. As noted above, the completion of the Transaction would terminate each of the Original Investment Management Agreements. Accordingly, at a meeting held on July 31, 2007 (the “July Meeting”), the Board of each Fund, including the Independent Board Members, unanimously approved the New Investment Management Agreement on behalf of each Fund. Leading up to the July Meeting, the Board Members had several meetings and deliberations with and without Nuveen management present, and with the advice of legal counsel, regarding the proposed Transaction as outlined below.

On June 8, 2007, the Board Members held a special meeting to discuss the proposed Transaction. At that meeting, the Board Members established a special ad hoc committee comprised solely of Independent Board Members to focus on the Transaction and to keep the Independent Board Members updated with developments regarding the Transaction. On June 15, 2007, the ad hoc committee met with representatives of NAM to discuss modifications to the complex-wide fee schedule that would generate additional fee savings at specified levels of complex-wide asset growth (as set forth in Appendix D). On June 15, 2007, the ad hoc committee also discussed the Transaction with representatives of Nuveen at a telephonic meeting. Following the foregoing meetings and several subsequent telephonic conferences among Independent Board Members and independent counsel, and between Independent Board Members and representatives of Nuveen, the Board met on June 18, 2007 to further discuss the proposed Transaction. Immediately prior to and then again during the June 18, 2007 meeting, the Independent Board Members met privately with their independent legal counsel. At that meeting, the Board met with representatives of MDP, of Goldman Sachs, Nuveen’s financial adviser in the Transaction, and of the Nuveen Board to discuss, among other things, the history and structure of MDP, the terms of the proposed Transaction (including the financing terms), and MDP’s general plans and intentions with respect to Nuveen (including with respect to management, employees, and future growth prospects). On July 9, 2007, the Board also met to be updated on the Transaction as part of a special telephonic meeting. The Board Members were further updated at a special in-person board meeting held on July 19, 2007 (one Independent Board Member participated telephonically). Subsequently, on July 27, 2007, the ad hoc committee met with representatives of Nuveen and MDP to further discuss, among other things, the Transaction, the financing of the Transaction, retention and incentive plans for key employees, the effect of regulatory restrictions on transactions with affiliates after the Transaction, and current market conditions and their impact on the Transaction.

In connection with their review of the New Investment Management Agreements, the Independent Board Members, through their independent legal counsel, also requested in writing and received additional information regarding the proposed Transaction and its impact on the provision of services by NAM and its affiliates.

The Independent Board Members received, well in advance of the July Meeting, materials which outlined, among other things:

•	the structure and terms of the Transaction, including MDP’s co-investor entities and their expected ownership interests and the financing arrangements that will exist for Nuveen following the closing of the Transaction;

•	the strategic plan for Nuveen following the Transaction;

•	the governance structure for Nuveen following the Transaction;

•	any anticipated changes in the operations of the Nuveen Funds following the Transaction, including changes to NAM’s and Nuveen’s day-to-day management, infrastructure and ability to provide advisory, distribution or other applicable services to the Funds;

•	any changes to senior management or key personnel who work on Fund related matters (including portfolio management, investment oversight, and legal/compliance) and any retention or incentive arrangements for such persons;

•	any anticipated effect on each Fund’s expense ratio (including advisory fees) following the Transaction;

•	any benefits or undue burdens imposed on the Funds as a result of the Transaction;

•	any legal issues for the Funds as a result of the Transaction;

•	the nature, quality and extent of services expected to be provided to the Funds following the Transaction, changes to any existing services and policies affecting the Funds, and cost-cutting efforts, if any, that may impact such services or policies;

•	any conflicts of interest that may arise for Nuveen or MDP with respect to the Funds;

•	the costs associated with obtaining necessary shareholder approvals, and who would bear those costs; and

•	from legal counsel, a memorandum describing the applicable laws, regulations and duties in approving advisory contracts, including, in particular, with respect to a change of control.

Immediately preceding the July Meeting, representatives of MDP met with the Board to further respond to questions regarding the Transaction. After the meeting with MDP, the Independent Board Members met with independent legal counsel in executive session. At the July Meeting, Nuveen also made a presentation and responded to questions. Following the presentations and discussions of the materials presented to the Board, the Independent Board Members met again in executive session with their counsel. As outlined in more detail below, the Independent Board Members considered all factors they believed relevant with respect to each Fund, including the impact that the Transaction could be expected to have on the following: (a) the nature, extent and quality of services to be provided; (b) the investment performance of the Funds; (c) the costs of the services and profits to be realized by Nuveen and its affiliate; (d) the extent to which economies of scale would be realized; and (e) whether fee levels reflect those economies of scale for the benefit of investors. As noted above, the Board Members had recently completed their annual review of the Original Investment Management Agreements at the May Meeting and many of the factors considered at the annual review were applicable to their evaluation of the New Investment Management Agreements. Accordingly, in evaluating the New Investment Management Agreements, the Board Members relied upon their knowledge and experience with NAM and considered the information received and their evaluations and conclusions drawn at the annual review. The Independent Board Members evaluated all information available to them on a Fund-by-Fund basis, and their determinations were made separately in respect of each Fund.

A.	Nature, Extent and Quality of Services

In evaluating the nature, quality and extent of the services expected to be provided by NAM under the New Investment Management Agreements, the Independent Board Members considered, among other things, the expected impact, if any, of the Transaction on the operations, facilities, organization and personnel of NAM; the potential implications of regulatory restrictions on the Funds following the Transaction; the ability of NAM and its affiliates to perform their duties after the Transaction; and any anticipated changes to the current investment and other practices of the Funds.

The Board noted that the terms of each New Investment Management Agreement, including fees payable thereunder, are substantially identical to those of the Original Investment Management Agreement relating to the same Fund (with both reflecting reductions to fee levels in the complex-wide fee schedule for complex-wide assets in excess of $80 billion that became effective on August 20, 2007). The Board considered that the services to be provided and the standard of care under the New Investment Management Agreements are the same as the Original Investment Management Agreements. The Board Members further noted that key personnel who have responsibility for the Funds in any area, including portfolio management, investment oversight, fund management, fund operations, product management, legal/compliance and board support functions, are expected to be the same following the Transaction. The Board Members considered and are familiar with the qualifications, skills and experience of such personnel. The Board also considered certain information regarding anticipated retention or incentive plans designed to retain key personnel. Further, the Board Members noted that no changes to Nuveen’s infrastructure or operations as a result of the Transaction were anticipated other than potential enhancements as a result of an expected increase in the level of investment in such infrastructure and personnel. The Board noted MDP’s representations that it does not plan to have a direct role in the management of Nuveen, appointing new management personnel, or directly impacting individual staffing decisions. The Board Members also noted that there were not any planned “cost cutting” measures that could be expected to reduce the nature, extent, or quality of services. After consideration of the foregoing, the Board Members concluded that no diminution in the nature, quality and extent of services provided to the Funds and their shareholders is expected.

In addition to the above, the Board Members considered potential changes in the operations of each Fund. In this regard, the Board Members considered the potential effect of regulatory restrictions on the Funds’ transactions with future affiliated persons. During their deliberations, it was noted that, after the Transaction, a subsidiary of Merrill Lynch is expected to have an ownership interest in Nuveen at a level that will make Merrill Lynch an affiliated person of Nuveen. The Board Members recognized that applicable law would generally prohibit the Funds from engaging in securities transactions with Merrill Lynch as principal, and would also impose restrictions on using Merrill Lynch for agency transactions. They recognized that having MDP and Merrill Lynch as affiliates may restrict the Funds’ ability to invest in securities of issuers controlled by MDP or issued by Merrill Lynch and its affiliates even if not bought directly from MDP or Merrill Lynch as principal. They also recognized that various regulations may require the Funds to apply investment limitations on a combined basis with affiliates of Merrill Lynch. The Board Members considered information provided by NAM regarding the potential impact on the Funds’ operations as a result of these regulatory restrictions. The Board Members considered, in particular, the Funds that may be impacted most by the restricted access to Merrill Lynch, including: municipal funds (particularly certain state-specific funds), senior loan funds, taxable fixed income funds, preferred security funds and funds that heavily use derivatives. The Board Members considered such Funds’ historic use of Merrill Lynch as principal in their transactions and information provided by NAM regarding the expected impact resulting from Merrill Lynch’s affiliation with Nuveen and available measures that could be taken to minimize such impact. NAM informed the Board Members, although difficult to determine with certainty, that its management did not believe that MDP’s or Merrill Lynch’s status as an affiliate of Nuveen would have a material adverse effect on any Fund’s ability to pursue its investment objectives and policies.

In addition to the regulatory restrictions considered by the Board, the Board Members also considered potential conflicts of interest that could arise between the Funds and various parties to the Transaction and discussed possible ways of addressing such conflicts.

Based on its review along with its considerations regarding services at the annual review at the May Meeting, the Board concluded that the Transaction was not expected to adversely affect the nature, quality or extent of services provided by NAM and that the expected nature, quality and extent of such services supported approval of the New Investment Management Agreements.

B.	Performance of the Funds

With respect to the performance of the Funds, the Board considered that the portfolio management personnel responsible for the management of the Funds’ portfolios were expected to continue to manage the portfolios following the completion of the Transaction.

In addition, the Board Members recently reviewed Fund performance at the May Meeting as described above and determined that Fund performance was satisfactory or better, subject to the following. With respect to certain municipal closed-end funds with relative short-term underperformance, the Board Members concluded NAM was taking steps to evaluate the factors affecting performance and those steps would continue following the Transaction. Further, the investment policies and strategies were not expected to change as a result of the Transaction.

In light of the foregoing factors, along with the prior findings regarding performance at the annual review, the Board concluded that its findings with respect to performance supported approval of the New Investment Management Agreements.

C.	Fees, Expenses and Profitability

As described in more detail above, during the annual review the Board Members considered, among other things, the management fees and expenses of the Funds, the breakpoint schedules, and comparisons of such fees and expenses with peers. At the annual review, the Board Members determined that the Fund’s advisory fees and expenses were reasonable. In evaluating the costs of services to be provided by NAM under the New Investment Management Agreements and the profitability of Nuveen for its advisory activities, the Board Members considered their prior conclusions at the annual review and whether the management fees or other expenses would change as a result of the Transaction. As described above, the investment management fee is composed of two components—a fund-level component and complex-wide level component. The fee schedule under the New Investment Management Agreements to be paid to NAM is identical to that under the Original Investment Management Agreements, including the modified complex-wide fee schedule. As noted above, the Board recently approved a modified complex-wide fee schedule that would generate additional fee savings on complex-wide assets above $80 billion. See Appendix D for both the prior and the new complex-wide fee schedule. The modifications have an effective date of August 20, 2007 and are part of the Original Investment Agreements. Accordingly, the terms of the complex-wide component under the New Investment Management Agreements are the same as under the Original Investment Management Agreements. The Board Members also noted that Nuveen has committed for a period of two years from the date of closing of the Transaction that it will not increase gross management fees for any Fund and will not reduce voluntary expense reimbursement levels for any Fund from their currently scheduled prospective levels. Based on the information provided, the Board Members did not expect that overall Fund expenses would increase as a result of the Transaction. In addition, the Board Members considered that additional fund launches were anticipated after the Transaction which would result in an increase in total assets under management in the complex and a corresponding decrease in overall management fees under the complex-wide fee schedule. Taking into consideration the Board’s prior evaluation of fees and expenses at the annual renewal, and the modification to the complex-wide fee schedule, the Board determined that the management fees and expenses were reasonable.

While it is difficult to predict with any degree of certainty the impact of the Transaction on Nuveen’s profitability, at the recent annual review, the Board Members were satisfied that Nuveen’s level of profitability for its advisory activities was reasonable. During the year, the Board Members had noted the enhanced dialogue regarding profitability and the appointment of an Independent Board Member as a point person to review methodology determinations and refinements in calculating profitability. Given their considerations at the annual review and the modifications to the complex-wide fee schedule, the Board Members were satisfied that Nuveen’s level of profitability for its advisory activities continues to be reasonable.

D.	Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

The Board Members have been cognizant of economies of scale and the potential benefits resulting from the costs of a Fund being spread over a larger asset base. To help ensure that shareholders share in the benefits derived from economies of scale, the Board adopted the complex-wide fee arrangement in 2004. At the May Meeting, the Board Members reviewed the complex-wide fee arrangements and noted that additional negotiations may be necessary or appropriate as the assets in the complex approached the $91 billion threshold. In light of this assessment coupled with the upcoming Transaction, at the June 15, 2007 meeting, the ad hoc committee met with representatives of Nuveen to further discuss modifications to the complex-wide fee schedule that would generate additional savings for shareholders as the assets of the complex grow. The proposed terms for the complex-wide fee schedule is expressed in terms of targeted cumulative savings at specified levels of complex-wide assets, rather than in terms of targeted marginal complex-wide fee rates. Under the modified schedule, the schedule would generate additional fee savings beginning at complex-wide assets of $80 billion in order to achieve targeted cumulative annual savings at $91 billion of $28 million on a complex-wide level (approximately $0.6 million higher than those generated under the then current schedule) and generate additional fee savings for asset growth above complex-wide assets of $91 billion in order to achieve targeted annual savings at $125 billion of assets of approximately $50 million on a complex-wide level (approximately $2.2 million higher annually than that generated under the then current schedule). At the July Meeting, the Board approved the modified complex-wide fee schedule for the Original Investment Management Agreements and these same terms will apply to the New Investment Management Agreements. Accordingly, the Board Members believe that the breakpoint schedules and revised complex-wide fee schedule are appropriate and desirable in ensuring that shareholders participate in the benefits derived from economies of scale.

E.	Indirect Benefits

During their recent annual review, the Board Members considered any indirect benefits that NAM may receive as a result of its relationship with the Funds, as described above. As the policies and operations of Nuveen are not anticipated to change significantly after the Transaction, such indirect benefits should remain after the Transaction. The Board Members further considered any additional indirect benefits to be received by NAM or its affiliates after the Transaction. The Board Members noted that other than benefits from its ownership interest in Nuveen and indirect benefits from fee revenues paid by the Funds under the management agreements and other Board-approved relationships, it was currently not expected that MDP or its affiliates would derive any benefit from the Funds as a result of the Transaction or transact any business with or on behalf of the Funds (other than perhaps potential Fund acquisitions, in secondary market transactions, of securities issued by MDP portfolio companies); or that Merrill Lynch or its affiliates would derive any benefits from the Funds as a result of the Transaction (noting that, indeed, Merrill Lynch would stand to experience the discontinuation of principal transaction activity with the Funds and likely would experience a noticeable reduction in the volume of agency transactions with the Funds).

F.	Other Considerations

In addition to the factors above, the Board Members also considered the following with respect to the Funds:

•	Nuveen would rely on the provisions of Section 15(f) of the 1940 Act (as described above). In this regard, to help ensure that an unfair burden is not imposed on the Funds, Nuveen has committed for a period of two years from the date of the closing of the Transaction (i) not to increase gross management fees for any Fund; (ii) not to reduce voluntary expense reimbursement levels for any Fund from their currently scheduled prospective levels during that period; (iii) that no Fund whose portfolio is managed by a Nuveen affiliate shall use Merrill Lynch as a broker with respect to portfolio transactions done on an agency basis, except as may be approved in the future by the Compliance Committee of the Board; and (iv) that NAM shall not cause the Funds and other municipal funds that NAM manages, as a whole, to enter into portfolio transactions with or through the other minority owners of Nuveen, on either a principal or agency basis, to a significantly greater extent than both what one would expect an investment team to use such firm in the normal course of business, and what NAM has historically done, without prior Board or Compliance Committee approval (excluding the impact of proportionally increasing the use of such other “minority owners” to fill the void necessitated by not being able to use Merrill Lynch).

•	The Funds would not incur any costs in seeking the necessary shareholder approvals for the New Investment Management Agreements (except for costs attributed to seeking shareholder approvals of Fund specific matters unrelated to the Transaction, such as approval of Board Members or changes to investment policies in which case a portion of such costs will be borne by the applicable Funds).

•	The reputation, financial strength and resources of MDP.

•	The long-term investment philosophy of MDP and anticipated plans to grow Nuveen’s business to the benefit of these Funds.

•	The benefits to the Funds as a result of the Transaction including: (i) as a private company, Nuveen may have more flexibility in making additional investments in its business; (ii) as a private company, Nuveen may be better able to structure compensation packages to attract and retain talented personnel; (iii) as certain of Nuveen’s distribution partners are expected to be equity or debt investors in Nuveen, Nuveen may be able to take advantage of new or enhanced distribution arrangements with such partners; and (iv) MDP’s experience, capabilities and resources that may help Nuveen identify and acquire investment teams or firms and finance such acquisitions.

•	The historic premium and discount levels at which the shares of the Funds have traded at specified dates with particular focus on the premiums and discounts after the announcement of the Transaction, taking into consideration recent volatile market conditions and steps or initiatives considered or undertaken by NAM to address discount levels.

G.	Conclusion

The Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, unanimously concluded that the terms of the New Investment Management Agreements are fair and reasonable, that the fees therein are reasonable in light of the services to be provided to each Fund and that the New Investment Management Agreements should be approved and recommended to shareholders.

III.  Approval of Interim Contracts

As noted above, at the July Meeting, the Board Members, including the Independent Board Members, unanimously approved Interim Investment Management Agreements. If necessary to ensure continuity of advisory services, the Interim Investment Management Agreements will take effect upon the closing of the Transaction if shareholders have not yet approved the New Investment Management Agreements. The terms of each Interim Investment Management Agreement are substantially identical to those of the corresponding Original Investment Management Agreement and New Investment Management Agreement, respectively, except for the term and escrow provisions described above. In light of the foregoing, the Board Members, including the Independent Board Members, unanimously determined that the scope and quality of services to be provided to the Funds under the respective Interim Investment Management Agreement are at least equivalent to the scope and quality of services provided under the applicable Original Investment Management Agreement.

Information about the Adviser

NAM, a registered investment adviser, is a wholly-owned subsidiary of Nuveen. Founded in 1898, Nuveen and its affiliates had approximately $172 billion in assets under management as of June 30, 2007. Nuveen is currently a publicly traded company. Nuveen is currently listed on the New York Stock Exchange and trades under the symbol “JNC.”

The principal occupation of the officers and directors of NAM is shown in Appendix E. The business address of NAM, Nuveen and each principal executive officer and director of NAM is 333 West Wacker Drive, Chicago, Illinois 60606.

Tim Schwertfeger, Chairman of the Board, sold           shares of Class           stock of Nuveen and purchased           shares of Class          stock of Nuveen on the          Exchange since November 1, 2005. Mr.           received $     in exchange for his shares of Nuveen sold.

Mr. Schwertfeger is currently a Director and Non-Executive Chairman of Nuveen. Prior to July 1, 2007, he was Chairman and CEO of Nuveen. In addition to his interests as a stockholder of Nuveen, Mr. Schwertfeger has interests in the Transaction. As a result of the Transaction, Mr. Schwertfeger’s outstanding options to acquire shares of Nuveen common stock under various Nuveen stock option plans will be cashed out and his outstanding shares of restricted stock (and deferred restricted stock) granted under Nuveen’s equity incentive plans will become fully vested and will be converted into the right to receive a cash payment. Based on the number of options and shares of restricted stock held by Mr. Schwertfeger as of July 19, 2007, without regard to any deductions for withholding taxes, his options and restricted stock are valued at $118,621,561.61 and $29,405,661.18, respectively.

Mr. Schwertfeger has an employment agreement with Nuveen which provides for certain payments to Mr. Schwertfeger if his employment is terminated under the circumstances described in such agreement. The appointment of another individual to serve as Chief Executive Officer of Nuveen effective July 1, 2007 gives Mr. Schwertfeger a basis to terminate his employment agreement and the right to receive the payments described therein. Windy City and Mr. Schwertfeger have informed Nuveen that they have reached an agreement in principle under which Mr. Schwertfeger would waive his rights to terminate his employment agreement and Windy City would permit Mr. Schwertfeger to purchase equity of Windy City after the Transaction.

If Mr. Schwertfeger’s employment were to be terminated immediately following the completion of the Transaction and assuming that the Transaction were to be completed on October 1, 2007, he would be entitled to severance payments totaling $54,908,238.

If Mr. Schwertfeger were to retire on October 1, 2007, under Nuveen’s Retirement Plan and Excess Benefit Retirement Plan, the present value of his early retirement benefits would be $4,691,653.

Shareholder Approval

To become effective with respect to a particular Fund, the New Investment Management Agreement must be approved by a vote of a majority of the outstanding voting securities of the Fund, with the Common and Preferred shareholders voting together as a single class for those Funds that have issued Preferred Shares. The “vote of a majority of the outstanding voting securities” is defined in the 1940 Act as the lesser of the vote of (i) 67% or more of the shares of the Fund entitled to vote thereon present at the meeting if the holders of more than 50% of such outstanding shares are present in person or represented by proxy; or (ii) more than 50% of such outstanding shares of the Fund entitled to vote thereon. Each New Investment Management Agreement was approved by the Board of the respective Fund after consideration of all factors which it determined to be relevant to its deliberations, including those discussed above. The Board of each Fund also determined to submit the Fund’s New Investment Management Agreement for consideration by the shareholders of the Fund.

The Board of each Fund unanimously recommends that shareholders of the Fund vote FOR approval of the New Investment Management Agreement.

2.	Election of Board Members by Arizona Premium Income, Michigan Premium Income, Michigan Quality Income, New Jersey Investment Quality, New Jersey Premium Income and Ohio Quality Income

At the Meeting of Arizona Premium Income, Michigan Premium Income, Michigan Quality Income, New Jersey Investment Quality, New Jersey Premium Income and Ohio Quality Income, Board Members are to be elected to serve until the next annual meeting or until their successors shall have been duly elected and qualified. Under the terms of each Fund’s organization documents, under normal circumstances, holders of Preferred Shares are entitled to elect two (2) Board Members, and the remaining Board Members are to be elected by holders of Common Shares and Preferred Shares, voting together as a single class.

For Arizona Premium Income, Michigan Premium Income, Michigan Quality Income, New Jersey Investment Quality, New Jersey Premium Income and Ohio Quality Income, which are holding their Annual Meeting of shareholders:

(a)	six (6) Board Members are to be elected by holders of Common Shares and Preferred Shares, voting together as a single class. Board Members Bremner, Evans, Hunter, Kundert, Stockdale and Stone are nominees for election as Board Members by all shareholders.

(b)	two (2) Board Members are to be elected by holders of Preferred Shares, each series voting together as a single class. Board Members Schneider and Schwertfeger are nominees for election by holders of Preferred Shares.

The other Funds described in this proxy statement are not holding their annual meeting of shareholders and are not electing Board Members at this Meeting.

For each Fund, the affirmative vote of a plurality of the shares present and entitled to vote at the Meeting will be required to elect the Board Members of that Fund.

It is the intention of the persons named in the enclosed proxy to vote the shares represented thereby for the election of the nominees listed in the table below unless the proxy is marked otherwise. Each of the nominees has agreed to serve as a Board Member of each Fund if elected. However, should any nominee become unable or unwilling to accept nomination for election, the proxies will be voted for substitute nominees, if any, designated by that Fund’s present Board.

For the Funds electing directors, all of the Board Member nominees were last elected to each Fund’s Board at the annual meeting of shareholders held on November 14, 2006, with the exception of Ms. Stone. In December 2006, Ms. Stone was appointed to each Fund’s Board effective January 1, 2007. Ms. Stone is presented in this Joint Proxy Statement as a nominee for election by shareholders and was recommended to the nominating and governance committee of each Fund’s Board by a third party search firm who received Ms. Stone’s name from an Independent Board Member (as defined below).

Other than Mr. Schwertfeger, all Board Member nominees are not “interested persons,” as defined in the 1940 Act, of the Funds or the Adviser and have never been an employee or director of Nuveen, the Adviser’s parent company, or any affiliate. Accordingly, such Board Members are deemed “Independent Board Members.”

The Board unanimously recommends that shareholders vote FOR the election of the nominees named below.

Board Nominees/Board Members

Number of
Portfolios
				in Fund	Other
				Complex	Director-
	Position(s)	Term of Office		Overseen	ships Held
Name, Address	Held with	and Length	Principal Occupation(s)	by Board	by Board
and Birth Date	Fund	of Time Served(1)	During Past 5 Years	Member	Member

Nominees who are not interested persons of the Fund

Robert P. Bremner c/o Nuveen Investments, Inc. 333 West Wacker Drive Chicago, IL 60606 (8/22/40)	Board Member; Lead Independent Director	Term: Annual Length of Service: Since 1996; Lead Independent Director Since 2005	Private Investor and Management Consultant.	176	N/A

				Number of
				Portfolios
				in Fund	Other
				Complex	Director-
	Position(s)	Term of Office		Overseen	ships Held
Name, Address	Held with	and Length	Principal Occupation(s)	by Board	by Board
and Birth Date	Fund	of Time Served(1)	During Past 5 Years	Member	Member

Jack B. Evans c/o Nuveen Investments, Inc. 333 West Wacker Drive Chicago, IL 60606 (10/22/48)	Board Member	Term: Annual Length of Service: Since 1999	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Director and Vice Chairman, United Fire Group, a publicly held company; Member of the Board of Regents for the State of Iowa University System; Director, Gazette Companies; Life Trustee of Coe College and Iowa College Foundation; Member of the Advisory Council of the Department of Finance in the Tippie College of Business, University of Iowa; formerly, Director, Alliant Energy; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.	176	See Principal Occupation Description

William C. Hunter c/o Nuveen Investments, Inc. 333 West Wacker Drive Chicago, IL 60606 (3/6/48)	Board Member	Term: Annual Length of Service: Since 2004	Dean, Tippie College of Business, University of Iowa (since July 2006); Director, Credit Research Center at Georgetown University; Director (since 2004) of Xerox Corporation, a publicly held company; formerly, (2003-2006), Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut; formerly, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995 -- 2003); formerly, Director, SS&C Technologies, Inc. (May 2005-October 2005).	176	See Principal Occupation Description

David J. Kundert c/o Nuveen Investments, Inc. 333 West Wacker Drive Chicago, IL 60606 (10/28/42)	Board Member	Term: Annual Length of Service: Since 2005	Director, Northwestern Mutual Wealth Management Company; retired (2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Bank One Corporation and Chairman and CEO, Banc One Investment Management Group; Board of Regents, Luther College; member of the Wisconsin Bar Association; member of Board of Directors, Friends of Boerner Botanical Gardens; member of Board of Directors, Milwaukee Repertory Theater.	174	See Principal Occupation Description

				Number of
				Portfolios
				in Fund	Other
				Complex	Director-
	Position(s)	Term of Office		Overseen	ships Held
Name, Address	Held with	and Length	Principal Occupation(s)	by Board	by Board
and Birth Date	Fund	of Time Served(1)	During Past 5 Years	Member	Member

William J. Schneider c/o Nuveen Investments, Inc. 333 West Wacker Drive Chicago, IL 60606 (9/24/44)	Board Member	Term: Annual Length of Service: Since 1996	Chairman, Miller-Valentine Partners Ltd., a real estate investment company; formerly, Senior Partner and Chief Operating Officer (retired 2004) of Miller-Valentine Group; formerly, Vice President, Miller-Valentine Realty; Director, Chair of the Finance Committee and Member of the Audit Committee of Premier Health Partners, the not-for-profit parent company of Miami Valley Hospital; Vice President of the Dayton Philharmonic Orchestra Association; Board Member, Regional Leaders Forum which promotes cooperation on economic development issues; formerly, Director, Dayton Development Coalition; formerly, Member, Community Advisory Board, National City Bank, Dayton, Ohio and Business Advisory Council, Cleveland Federal Reserve Bank.	176	See Principal Occupation Description

Judith M. Stockdale c/o Nuveen Investments, Inc. 333 West Wacker Drive Chicago, IL 60606 (12/29/47)	Board Member	Term: Annual Length of Service: Since 1997	Executive Director, Gaylord and Dorothy Donnelley Foundation (since 1994); prior thereto, Executive Director, Great Lakes Protection Fund (from 1990 to 1994).	176	N/A

Carole E. Stone c/o Nuveen Investments, Inc. 333 West Wacker Drive Chicago, IL 60606 (6/28/47)	Board Member	Term: Annual Length of Service: Since 2007	Director, Chicago Board Options Exchange (since 2006); Chair, New York Racing Association Oversight Board (since 2005); Commissioner, NYSE Commission on Public Authority Reform (since 2005); formerly Director, New York State Division of the Budget (2000-2004), Chair, Public Authorities Control Board (2000-2004) and Director, Local Government Assistance Corporation (2000-2004).	176	See Principal Occupation Description

Nominee who is an interested person of the Fund

Timothy R. Schwertfeger(2) 333 West Wacker Drive Chicago, IL 60606 (3/28/49)	Chairman of the Board and Board Member	Term: Annual Length of Service: Since 1996	Director (since 1996) and Non-Executive Chairman (since July 1, 2007), formerly, Chairman (1996 - June 30, 2007) of Nuveen Investments, Inc. and Nuveen Investments, LLC; Chairman and Director (since 1997) of Nuveen Asset Management; Chairman and Director (since 1999) of Rittenhouse Asset Management, Inc.; Chairman of Nuveen Investments Advisers, Inc. (since 2002); Chief Executive Officer, NWQ Holdings, LLC; formerly, Director (1996-2006) of Institutional Capital Corporation; formerly, Director (1992-2004) and Chairman (1996-2004) of Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp.(3)	176	See Principal Occupation Description

(1)	Length of Service indicates the year in which the individual became a Board Member of a fund in the Nuveen fund complex.

(2)	“Interested person” as defined in the 1940 Act, by reason of being an officer (until July 2, 2007) and director of each Fund’s adviser.

(3)	Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp. were merged into Nuveen Asset Management, effective January 1, 2005

For each Fund electing Board Members, the dollar range of equity securities beneficially owned by each Board Member in each Fund and all Nuveen Funds overseen by the Board Member as of

December 31, 2006 is set forth in Appendix A. For each Fund, the number of shares of each Fund beneficially owned by each Board Member and by the Board Members and officers of the Funds as a group as of December 31, 2006 is set forth in Appendix A. On December 31, 2006, Board Members and executive officers as a group beneficially owned approximately 1,400,000 shares of all funds managed by NAM (including shares held by Board Members through the Deferred Compensation Plan for Independent Board Members and by executive officers in Nuveen’s 401(k)/profit sharing plan). Each Board Member’s individual beneficial shareholdings of each Fund constituted less than 1% of the outstanding shares of each Fund. As of the Record Date, the Board Members and executive officers as a group beneficially owned less than 1% of the outstanding shares of each Fund. As of the Record Date, no shareholder beneficially owned more than 5% of any class of shares of any Fund.

Compensation

Prior to January 1, 2007, for all Nuveen funds, Independent Board Members received a $90,000 annual retainer plus (a) a fee of $2,500 per day for attendance in person or by telephone at a regularly scheduled meeting of the Board; (b) a fee of $2,000 per meeting for attendance in person where such in-person attendance is required and $1,000 per meeting for attendance by telephone or in person where in-person attendance is not required at a special, non-regularly scheduled board meeting; (c) a fee of $1,500 per meeting for attendance in person or by telephone at an audit committee meeting; (d) a fee of $1,500 per meeting for attendance in person at a compliance, risk management and regulatory oversight committee meeting where in-person attendance is required and $1,000 per meeting for attendance by telephone or in person where in-person attendance is not required; (e) a fee of $1,000 per meeting for attendance in person or by telephone for a meeting of the dividend committee; and (f) a fee of $500 per meeting for attendance in person at all other committee meetings (including shareholder meetings) on a day on which no regularly scheduled board meeting is held in which in-person attendance is required and $250 per meeting for attendance by telephone or in person at such committee meetings (excluding shareholder meetings) where in-person attendance is not required and $100 per meeting when the executive committee acts as pricing committee for IPOs, plus, in each case, expenses incurred in attending such meetings. In addition to the payments described above, the Lead Independent Director received $20,000, the chairpersons of the audit committee and the compliance, risk management and regulatory oversight committee received $7,500 and the chairperson of the nominating and governance committee received $5,000 as additional retainers to the annual retainer paid to such individuals. Independent Board Members also received a fee of $2,000 per day for site visits on days on which no regularly scheduled board meeting is held to entities that provide services to the Nuveen funds. When ad hoc committees are organized, the nominating and governance committee will at the time of formation determine compensation to be paid to the members of such committee, however, in general such fees were $1,000 per meeting for attendance in person at any ad hoc committee meeting where in-person attendance is required and $500 per meeting for attendance by telephone or in person at such meetings where in-person attendance is not required. The annual retainer, fees and expenses was allocated among the funds managed by the Adviser, on the basis of relative net asset sizes. The Board Member affiliated with Nuveen and the Adviser served without any compensation from the Funds.

Effective January 1, 2007, for all Nuveen funds, Independent Board Members receive a $95,000 annual retainer plus (a) a fee of $3,000 per day for attendance in person or by telephone at a regularly scheduled meeting of the Board; (b) a fee of $2,000 per meeting for attendance in person or by telephone where in-person attendance is required and $1,500 per meeting for attendance by telephone or in person where in-person attendance is not required at a special, non-regularly scheduled board meeting; (c) a fee of $1,500 per meeting for attendance in person or by telephone at an audit committee meeting; (d) a fee of $1,500 per meeting for attendance in person or by telephone at a regularly scheduled compliance, risk management and regulatory oversight committee meeting; (e) a fee of $1,500 per meeting for attendance in person at a non-regularly scheduled compliance, risk management and regulatory oversight committee meeting where in-person attendance is required and $1,000 per meeting for attendance by telephone or in person where in-person attendance is not required, except that the chairperson of the compliance, risk management and regulatory oversight committee may at any time designate a non-regularly scheduled meeting of the committee as an in-person meeting for the purposes of fees to be paid; (f) a fee of $1,000 per meeting for attendance in person or by telephone for a meeting of the dividend committee; and (g) a fee of $500 per meeting for attendance in person at all other committee meetings (including shareholder meetings) on a day on which no regularly scheduled board meeting is held in which in-person attendance is required and $250 per meeting for attendance by telephone or in person at such committee meetings (excluding shareholder meetings) where in-person attendance is not required and $100 per meeting when the executive committee acts as pricing committee for IPOs, plus, in each case, expenses incurred in attending such meetings. In addition to the payments described above, the Lead Independent Director receives $25,000, the chairpersons of the audit committee and the compliance, risk management and regulatory oversight committee receive $7,500 and the chairperson of the nominating and governance committee receives $5,000 as additional retainers to the annual retainer paid to such individuals. Independent Board Members also receive a fee of $2,000 per day for site visits to entities that provide services to the Nuveen funds on days on which no regularly scheduled board meeting is held. When ad hoc committees are organized, the nominating and governance committee will at the time of formation determine compensation to be paid to the members of such committee, however, in general such fees will be $1,000 per meeting for attendance in person at any ad hoc committee meeting where in-person attendance is required and $500 per meeting for attendance by telephone or in person at such meetings where in-person attendance is not required. The annual retainer, fees and expenses were allocated among the funds managed by the Adviser, on the basis of relative net asset sizes although fund management may, in its discretion, establish a minimum amount to be allocated to each fund. The Board Member affiliated with Nuveen and the Adviser serves without any compensation from the Funds.

The boards of certain Nuveen funds (the “Participating Funds”) established a Deferred Compensation Plan for Independent Board Members (“Deferred Compensation Plan”). Under the Deferred Compensation Plan, Independent Board Members of the Participating Funds may defer receipt of all, or a portion, of the compensation they earn for their services to the Participating Funds, in lieu of receiving current payments of such compensation. Any deferred amount is treated as though an equivalent dollar amount had been invested in shares of one or more eligible Nuveen funds.

For each Fund electing Board Members, the table below shows, for each Independent Board Member, the aggregate compensation (i) paid by each Fund to each Board Member for its last fiscal year and (ii) paid (including deferred fees) for service on the boards of the Nuveen open-end and closed-end funds managed by the Adviser for the calendar year ended 2006. Mr. Schwertfeger, a Board Member who is an interested person of the Funds, does not receive any compensation from the Funds or any Nuveen funds.

Aggregate Compensation from the Funds(1)(3)
	Robert P.	Jack B.	William C.	David J.	William J.	Judith M.	Carole E.
Fund	Bremner	Evans	Hunter	Kundert	Schneider	Stockdale	Stone(2)

Arizona Premium Income	$286	$275	$195	$215	$271	$206	$95
Michigan Premium Income	525	504	358	394	498	378	174
Michigan Quality Income	808	759	434	448	633	540	277
New Jersey Investment Quality	1,284	1,250	990	1,052	1,279	1,016	215
New Jersey Premium Income	755	735	582	618	752	597	126
Ohio Quality Income	714	686	487	536	678	514	238
Total Compensation from Nuveen Funds Paid to Board Members	177,099	180,111	146,018	144,759	171,879	148,510	—

(1)	For all Funds, except , aggregate compensation numbers are based on the compensation schedule in effect prior to January 1, 2007. For , aggregate compensation numbers are based on a combination of the compensation schedules in effect prior to and after January 1, 2007.

(2)	In December 2006, Ms. Stone was appointed to each Fund’s Board effective January 1, 2007.

(3)	Includes deferred fees. Pursuant to a deferred compensation agreement with certain of the Funds, deferred amounts are treated as though an equivalent dollar amount has been invested in shares of one or more eligible Nuveen funds. Total deferred fees for the Funds (including the return from the assumed investment in the eligible Nuveen funds) payable are:

Deferred Fees
	Robert P.	Jack B.	William C.	David J.	William J.	Judith M.	Carole E.
Fund	Bremner	Evans	Hunter	Kundert	Schneider	Stockdale	Stone

Michigan Quality Income	$99	$158	$434	$448	$633	$271	$—
New Jersey Investment Quality	202	325	990	1,052	1,279	629	—
New Jersey Premium Income	119	191	582	618	752	370	—

Nuveen maintains a charitable matching contributions program to encourage the active support and involvement of individuals in the civic activities of their community. The Independent Board Members of the funds managed by the Adviser were eligible to participate in the charitable contributions program of Nuveen until December 31, 2006. Under the matching contributions program, Nuveen would match the personal contributions of a Board Member to Section 501(c)(3) organizations up to an aggregate maximum amount of $10,000 during any calendar year.

Committees

The Board of each Fund has five standing committees: the executive committee, the audit committee, the nominating and governance committee, the dividend committee and the compliance, risk management and regulatory oversight committee.

Robert P. Bremner, Judith M. Stockdale and Timothy R. Schwertfeger, Chair, serve as members of the executive committee of each Fund. The executive committee, which meets between regular meetings of the Board, is authorized to exercise all of the powers of the Board; provided that the scope of the powers of the executive committee, unless otherwise specifically authorized by the full Board, is limited to: (i) emergency matters where assembly of the full Board is impracticable (in which case management will take all reasonable steps to quickly notify each individual Board Member of the actions taken by the executive committee) and (ii) matters of an administrative or ministerial nature. The number of executive committee meetings of each Fund electing Board Members held during its last fiscal year is shown in Appendix F.

Jack B. Evans, Judith M. Stockdale and Timothy R. Schwertfeger, Chair, are current members of the dividend committee of each Fund. The dividend committee is authorized to declare distributions on the Fund’s shares including, but not limited to, regular and special dividends, capital gains and ordinary income distributions. The number of dividend committee meetings of each Fund electing Board Members held during its last fiscal year is shown in Appendix F.

William C. Hunter, William J. Schneider, Chair, Judith M. Stockdale and Carole E. Stone are current members of the compliance, risk management and regulatory oversight committee of each Fund. The compliance, risk management and regulatory oversight committee is responsible for the oversight of compliance issues, risk management, and other regulatory matters affecting the Funds which are not otherwise the jurisdiction of the other Board committees. The number of compliance, risk management and regulatory oversight committee meetings of each Fund electing Board Members held during its last fiscal year is shown in Appendix F.

Each Fund’s Board has an audit committee, in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the “1934 Act”), that is composed of Independent Board Members who are also “independent” as that term is defined in the listing standards pertaining to closed-end funds of the New York Stock Exchange and American Stock Exchange, as applicable. Robert P. Bremner, Jack B. Evans, David J. Kundert, Chair and William J. Schneider are current members of the audit committee of each Fund. The audit committee is responsible for the oversight and monitoring of (1) the accounting and reporting policies, procedures and practices and the audit of the financial statements of the Funds, (2) the quality and integrity of the financial statements of the Funds and (3) the independent registered public accounting firm’s qualifications, performance and independence. The audit committee reviews the work and any recommendations of the Funds’ independent registered public accounting firm. Based on such review, it is authorized to make recommendations to the Board. The audit committee is also responsible for the oversight of the Pricing Procedures of the Funds and the internal Valuation Group. The Boards have adopted a written Audit Committee Charter that conforms to the listing standards of the New York Stock Exchange and American Stock Exchange. A copy of the Audit Committee Charter is attached to the proxy statement as Appendix G. The number of audit committee meetings of each Fund held electing Board Members during its last fiscal year is shown in Appendix F.

Each Fund has a nominating and governance committee that is composed entirely of Independent Board Members who are also “independent” as defined by New York Stock Exchange or American Stock Exchange listing standards, as applicable. Robert P. Bremner, Chair, Jack B. Evans, William C. Hunter, David J. Kundert, William J. Schneider, Judith M. Stockdale and Carole E. Stone are current members of the nominating and governance committee of each Fund. The purpose of the nominating and governance committee is to seek, identify and recommend to the Board qualified candidates for election or appointment to each Fund’s Board. In addition, the committee oversees matters of corporate governance, including the evaluation of Board performance and processes, and assignment and rotation of committee members, and the establishment of corporate governance guidelines and procedures, to the extent necessary or desirable. The committee operates under a written charter adopted and approved by the Boards of each Fund, a copy of which is available on the Funds’ website at www.nuveen.com/etf/products/fundGovernance.aspx. The number of nominating and governance committee meetings of each Fund electing Board Members held during its last fiscal year is shown in Appendix F.

The nominating and governance committee looks to many sources for recommendations of qualified candidates, including current Board Members, employees of the Adviser, current shareholders of the Funds, third party sources and any other persons or entities that may be deemed necessary or desirable by the committee. Shareholders of the Funds who wish to nominate a candidate to their Fund’s Board should mail information to the attention of Lorna Ferguson, Manager of Fund Board Relations, Nuveen Investments, 333 West Wacker Drive, Chicago, Illinois 60606. This information must include evidence of Fund ownership of the person or entity recommending the candidate, a full listing of the proposed candidate’s education, experience, current employment, date of birth, names and addresses of at least three professional references, information as to whether the candidate is an “interested person” (as such term is defined in the 1940 Act) in relation to the Fund and such other information that would be helpful to the nominating and governance committee in evaluating the candidate. All satisfactorily completed information regarding candidates will be forwarded to the chairman of the nominating and governance committee and the outside counsel to the Independent Board Members. Recommendations for candidates to the Board will be evaluated in light of whether the number of Board members is expected to change and whether the Board expects any vacancies. All nominations from Fund shareholders will be acknowledged, although there may be times when the committee is not actively recruiting new Board members. In those circumstances nominations will be kept on file until active recruitment is under way.

The nominating and governance committee sets appropriate standards and requirements for nominations to the Board. In considering a candidate’s qualifications, each candidate must meet certain basic requirements, including relevant skills and experience, time availability and, if qualifying as an Independent Board Member candidate, independence from the Adviser or other service providers. These experience requirements may vary depending on the current composition of the Board, since the goal is to ensure an appropriate range of skills and experience, in the aggregate. All candidates must meet high expectations of personal integrity, governance experience and professional competence that are assessed on the basis of personal interviews, recommendations, or direct knowledge by committee members. The committee may use any process it deems appropriate for the purpose of evaluating candidates, which process may include, without limitation, personal interviews, background checks, written submissions by the candidates and third party references. There is no difference in the manner in which the nominating and governance committee evaluates candidates when the candidate is submitted by a shareholder. The nominating and governance committee reserves the right to make the final selection regarding the nomination of any prospective Board member.

The Independent Board Members of each Fund have appointed Robert P. Bremner as their Lead Independent Director. The role of the Lead Independent Director is one of coordination and assuring the appropriate, effective and efficient functioning of the Board and the Board processes. Specific responsibilities may include organizing and leading Independent Board Member sessions, facilitating and ensuring an appropriate level of communication among the Independent Board Members, leading the assessment of the Board’s effectiveness, and working with the Adviser’s staff and outside counsel on board meeting agendas, board material and workshops for Independent Board Members to ensure that the priorities of the Independent Board Members are addressed.

The number of regular quarterly meetings and special meetings held by the Board of each Fund electing Board Members during the Fund’s last fiscal year is shown in Appendix F. During the last fiscal year, each Board Member attended 75% or more of each Fund’s Board meetings and the committee meetings (if a member thereof) held during the period for which such Board Member was a Board Member. The policy of the Board relating to attendance by Board Members at annual meetings of the Funds and the number of Board Members who attended the last annual meeting of shareholders of each Fund is posted on the Funds’ website at www.nuveen.com/etf/products/fundgovernance.aspx.

The Officers

The following table sets forth information as of July 31, 2007 with respect to each officer of the Funds other than Mr. Schwertfeger (who is a Board Member and is included in the table relating to nominees for the Board). Officers receive no compensation from the Funds. The officers are elected by the Board on an annual basis to serve until successors are elected and qualified.

Number of
		Term of		Portfolios
		Office and		in Fund
	Position(s)	Length of		Complex
Name, Address	Held with	Time	Principal Occupation(s)	Served by
and Birthdate	Fund	Served(1)	During Past 5 Years	Officer

Gifford R. Zimmerman 333 West Wacker Drive Chicago, IL 60606 (9/9/56)	Chief Administrative Officer	Term: Annual Length of Service: Since 1988	Managing Director (since 2002), Assistant Secretary and Associate General Counsel, formerly, Vice President of Nuveen Investments, LLC; Managing Director (since 2002), Assistant Secretary and Associate General Counsel, formerly, Vice President of Nuveen Asset Management; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Assistant Secretary of NWQ Investment Management Company, LLC (since 2002); Vice President and Assistant Secretary of Nuveen Investments Advisers Inc. (since 2002); Managing Director, Associate General Counsel and Assistant Secretary of Rittenhouse Asset Management, Inc. and Symphony Asset Management LLC (since 2003); Assistant Secretary, Santa Barbara Asset Management LLC and Tradewinds Global Investors, LLC (since 2006); previously, Managing Director (from 2002-2004), General Counsel and Assistant Secretary of Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp.(2); Chartered Financial Analyst.	176

				Number of
		Term of		Portfolios
		Office and		in Fund
	Position(s)	Length of		Complex
Name, Address	Held with	Time	Principal Occupation(s)	Served by
and Birthdate	Fund	Served(1)	During Past 5 Years	Officer

Williams Adams IV 333 West Wacker Drive Chicago, IL 60606 (6/9/55)	Vice President (since 2007)		Executive Vice President, U.S. Structured Products of Nuveen Investment, LLC, (since 1999), prior thereto, Managing Director of Structured Investments.	119
Julia L. Antonatos 333 West Wacker Drive Chicago, IL 60606 (9/22/63)	Vice President	Term: Annual Length of Service: Since 2004	Managing Director (since 2005), formerly, Vice President, formerly, Assistant Vice President of Nuveen Investments, LLC; Chartered Financial Analyst.	176
Cedric H. Antosiewicz 333 West Wacker Drive Chicago, IL 60606 (1/11/62)	Vice President (since 2007)		Managing Director, (since 2004), previously, Vice President (1993-2004) of Nuveen Investments LLC	119
Michael T. Atkinson 333 West Wacker Drive Chicago, IL 60606 (2/3/66)	Vice President and Assistant Secretary	Term: Annual Length of Service: Since 2002	Vice President (since 2002), formerly Assistant Vice President, formerly, Associate of Nuveen Investments, LLC.	176

Number of
		Term of		Portfolios
		Office and		in Fund
	Position(s)	Length of		Complex
Name, Address	Held with	Time	Principal Occupation(s)	Served by
and Birthdate	Fund	Served(1)	During Past 5 Years	Officer

Peter H. D’Arrigo 333 West Wacker Drive Chicago, IL 60606 (11/28/67)	Vice President and Treasurer	Term: Annual Length of Service: Since 1999	Vice President and Treasurer (since 1999) of Nuveen Investments, LLC and of Nuveen Investments, Inc.; Vice President and Treasurer of Nuveen Asset Management (since 2002) and of Nuveen Investments Advisers Inc. (since 2002); Assistant Treasurer of NWQ Investments Management Company, LLC. (since 2002); Vice President and Treasurer (since 2003) of Nuveen Rittenhouse Asset Management, Inc.; and Symphony Asset Management LLC; Treasurer (since 2006), Santa Barbara Asset Management LLC and Tradewinds Global Investors, LLC; formerly, Vice President and Treasurer (from 1999 to 2004) of Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp.(2); Chartered Financial Analyst.	176
Lorna C. Ferguson 333 West Wacker Drive Chicago, IL 60606 (10/24/45)	Vice President	Term: Annual Length of Service: Since 1998	Managing Director (since 2004), formerly, Vice President of Nuveen Investments, LLC; Managing Director of Nuveen Asset Management; formerly, Managing Director (2004), formerly, Vice President of Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp.(2)	176

				Number of
		Term of		Portfolios
		Office and		in Fund
	Position(s)	Length of		Complex
Name, Address	Held with	Time	Principal Occupation(s)	Served by
and Birthdate	Fund	Served(1)	During Past 5 Years	Officer

William M. Fitzgerald 333 West Wacker Drive Chicago, IL 60606 (3/2/64)	Vice President	Term: Annual Length of Service: Since 1995	Managing Director of Nuveen Asset Management (since 2001); Vice President of Nuveen Investments Advisers Inc. (since 2002); formerly, Managing Director (from 2001 to 2004), formerly, Vice President of Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp. (2); Chartered Financial Analyst.	176
Stephen D. Foy 333 West Wacker Drive Chicago, IL 60606 (5/31/54)	Vice President and Controller	Term: Annual Length of Service: Since 1993	Vice President (since 1993) and Funds Controller (since 1998) of Nuveen Investments, LLC; Vice President (since 1998), formerly, Funds Controller of Nuveen Investments, Inc.; Certified Public Accountant.	176
Walter M. Kelly 333 West Wacker Drive Chicago, IL 60606 (2/24/70)	Chief Compliance Officer and Vice President	Term: Annual Length of Service: Since 2003	Assistant Vice President and Assistant General Counsel (since 2003) of Nuveen Investments, LLC; formerly, Assistant Vice President and Assistant Secretary of the Nuveen Funds (2003-2006); previously, Associate (2001-2003) at the law firm of Vedder, Price, Kaufman & Kammholz, P.C.	176
David J. Lamb 333 West Wacker Drive Chicago, IL 60606 (3/22/63)	Vice President	Term: Annual Length of Service: Since 2000	Vice President of Nuveen Investments, LLC (since 2000); Certified Public Accountant.	176
Tina M. Lazar 333 West Wacker Drive Chicago, IL 60606 (8/27/61)	Vice President	Term: Annual Length of Service: Since 2002	Vice President of Nuveen Investments, LLC (since 1999).	176

Number of
		Term of		Portfolios
		Office and		in Fund
	Position(s)	Length of		Complex
Name, Address	Held with	Time	Principal Occupation(s)	Served by
and Birthdate	Fund	Served(1)	During Past 5 Years	Officer

Larry W. Martin 333 West Wacker Drive Chicago, IL 60606 (7/27/51)	Vice President and Assistant Secretary	Term: Annual Length of Service: Since 1988	Vice President, Assistant Secretary and Assistant General Counsel of Nuveen Investments, LLC; Vice President, Assistant General Counsel and Assistant Secretary of Nuveen Investments, Inc.; Vice President (since 2005) and Assistant Secretary (since 1997) of Nuveen Asset Management; Vice President (since 2000), Assistant Secretary and Assistant General Counsel (since 1998) of Rittenhouse Asset Management, Inc.; Vice President and Assistant Secretary of Nuveen Investments Advisers Inc. (since 2002); Assistant Secretary of NWQ Investment Management Company, LLC (since 2002), Symphony Asset Management LLC (since 2003), Santa Barbara Asset Management, LLC and Tradewinds Global Investors, LLC (since 2006); formerly, Vice President and Assistant Secretary of Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp.(2)	176
Kevin J. McCarthy 333 West Wacker Drive Chicago, IL 60606 (3/26/66)	Vice President and Secretary	Term: Annual Length of Service: Since 2007	Vice President, Nuveen Investments, LLC (since 2007), Vice President and Assistant Secretary, Nuveen Asset Management (since 2007); Vice President and Assistant General Counsel, Nuveen Investments (since 2007); prior thereto, Partner, Bell, Boyd & Lloyd LLP since 1997	176

Number of
		Term of		Portfolios
		Office and		in Fund
	Position(s)	Length of		Complex
Name, Address	Held with	Time	Principal Occupation(s)	Served by
and Birthdate	Fund	Served(1)	During Past 5 Years	Officer

John V. Miller 333 West Wacker Drive Chicago, IL 60606 (4/10/67)	Vice President	Term: Annual Length of Service: Since 2007	Managing Director (since 2007), formerly, Vice President (2002-2007), prior thereto, Credit Analyst of Nuveen Asset Management and Nuveen Investments, LLC; Chartered Financial Analyst	176

(1)	Length of Service indicates the year the individual became an officer of a fund in the Nuveen fund complex.

(2)	Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp. were reorganized into Nuveen Asset Management, effective January 1, 2005.

The Board of each Fund unanimously recommends that shareholders of the Fund vote FOR the election of each nominee.

3.	Ratification of Independent Registered Public Accounting Firm

The Independent Board Members of each Fund’s Board have unanimously selected Ernst &Young LLP (“E&Y”) as the independent registered public accounting firm to audit the books and records of each Fund for each Fund’s current fiscal year. The selection of E&Y as independent registered public accounting firm of each Fund is being submitted to the shareholders for ratification, which requires the affirmative vote of a majority of the shares of the Fund present and entitled to vote on the matter. A representative of E&Y is expected to be present at the Meeting and will be available to respond to any appropriate questions and to make a statement if he or she wishes. E&Y has informed each Fund that it has no direct or indirect material financial interest in the Funds, Nuveen, the Adviser or any other investment company sponsored by Nuveen.

Audit Committee Report

The audit committee of each Board is responsible for the oversight and monitoring of (1) the accounting and reporting policies, processes and practices, and the audit of the financial statements, of each Fund, (2) the quality and integrity of the Funds’ financial statements, and (3) the independent registered public accounting firm’s qualifications, performance and independence. In its oversight capacity, the committee reviews each Fund’s annual financial statements with both management and the independent registered public accounting firm and the committee meets periodically with the independent registered public accounting firm and internal auditors to consider their evaluation of each Fund’s financial and internal controls. The committee also selects, retains, evaluates and may replace each Fund’s independent registered public accounting firm. The committee is currently composed of four Board Members and operates under a written charter adopted and approved by each Board, a copy of which is attached as Appendix G. Each committee member meets the independence and experience requirements, as applicable, of the New York Stock Exchange, American Stock Exchange, Section 10A of the Securities Exchange Act of 1934 and the rules and regulations of the Securities and Exchange Commission.

The committee, in discharging its duties, has met with and held discussions with management and each Fund’s independent registered public accounting firm. The committee has also reviewed and discussed the audited financial statements with management. Management has represented to the independent registered public accounting firm that each Fund’s financial statements were prepared in accordance with generally accepted accounting principles. The committee has also discussed with the independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards (“SAS”) No. 61 (Communication with Audit Committees), as amended by SAS No. 90 (Audit Committee Communications). Each Fund’s independent registered public accounting firm provided to the committee the written disclosure and letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the committee discussed with representatives of the independent registered public accounting firm their firm’s independence. As provided in the Audit Committee Charter, it is not the committee’s responsibility to determine, and the considerations and discussions referenced above do not ensure, that each Fund’s financial statements are complete and accurate and presented in accordance with generally accepted accounting principles.

Based on the committee’s review and discussions with management and the independent registered public accounting firm, the representations of management and the report of the independent registered public accounting firm to the committee, the committee has recommended that the Boards include the audited financial statements in each Fund’s Annual Report.

The members of the committee are:
Robert P. Bremner
Jack B. Evans (financial expert)
David J. Kundert
William J. Schneider

Audit and Related Fees. The following tables provide the aggregate fees billed during each Fund’s last two fiscal years by each Fund’s independent registered public accounting firm for engagements directly related to the operations and financial reporting of each Fund, including those relating (i) to each Fund for services provided to the Fund and (ii) to the Adviser and certain entities controlling, controlled by, or under common control with the Adviser that provide ongoing services to each Fund (“Adviser Entities”).

			Audit Related Fees(2)				Tax Fees(3)				All Other Fees(4)
	Audit Fees(1)				Adviser and				Adviser and				Adviser and
	Fund		Fund		Adviser Entities		Fund		Adviser Entities		Fund		Adviser Entities
	Fiscal	Fiscal	Fiscal	Fiscal	Fiscal	Fiscal	Fiscal	Fiscal	Fiscal	Fiscal	Fiscal	Fiscal	Fiscal	Fiscal
	Year	Year	Year	Year	Year	Year	Year	Year	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended
	2006	2007	2006	2007	2006	2007	2006	2007	2006	2007	2006	2007	2006	2007

Arizona Premium Income	$83,282	$8,834	$0	$0	$0	$0	$400	$116	$2,400	$0	$2,900	$3,100	$0	$0
Michigan Premium Income	10,362	10,881	0	0	0	0	400	213	2,400	0	2,900	3,100	0	0
Michigan Quality Income	12,895	13,548	0	0	0	0	400	338	2,400	0	2,900	3,100	0	0
New Jersey Investment Quality	17,682	18,649	0	0	0	0	400	0	2,400	0	2,900	2,300	0	0
New Jersey Premium Income	12,893	13,582	0	0	0	0	400	0	2,400	0	2,900	2,300	0	0
Ohio Quality Income	11,902	12,520	0	0	0	0	400	290	2,400	0	2,900	3,100	0	0

	Audit Fees(1)		Audit Related Fees(2)				Tax Fees(3)				All Other Fees(4)
					Adviser and				Adviser and				Adviser and
	Fund		Fund		Adviser Entities		Fund		Adviser Entities		Fund		Adviser Entities
	Fiscal	Fiscal	Fiscal	Fiscal	Fiscal	Fiscal	Fiscal	Fiscal	Fiscal	Fiscal	Fiscal	Fiscal	Fiscal	Fiscal
	Year	Year	Year	Year	Year	Year	Year	Year	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended
	2005	2006	2005	2006	2005	2006	2005	2006	2005	2006	2005	2006	2005	2006

Municipal Value	$51,752	$55,927	$0	$0	$0	$0	$619	$400	$2,200	$0	$0	$0	$0	$0
Municipal Income	7,729	8,250	0	0	0	0	410	400	2,200	0	0	0	0	0
Premium Income	40,369	43,097	0	0	0	0	566	400	2,200	0	2,750	2,950	0	0
Performance Plus	38,788	41,290	0	0	0	0	559	400	2,200	0	2,750	2,950	0	0
Municipal Advantage	30,029	31,881	0	0	0	0	516	400	2,200	0	2,750	2,950	0	0
Municipal Market Opportunity	30,822	32,827	0	0	0	0	520	400	2,200	0	2,750	2,950	0	0
Investment Quality	25,808	27,370	0	0	0	0	497	400	2,200	0	2,750	2,950	0	0
Insured Quality	26,968	28,568	0	0	0	0	502	400	2,200	0	2,750	2,950	0	0
Select Quality	24,564	26,123	0	0	0	0	490	400	2,200	0	2,750	2,950	0	0
Quality Income	35,729	38,044	0	0	0	0	544	400	2,200	0	2,750	2,950	0	0
Insured Municipal Opportunity	51,443	54,258	0	0	0	0	619	400	2,200	0	2,750	2,950	0	0
Premier Municipal	16,612	17,717	0	0	0	0	453	400	2,200	0	2,750	2,950	0	0
Premier Insured	16,517	17,475	0	0	0	0	452	400	2,200	0	2,750	2,950	0	0
Premium Income 2	28,383	30,277	0	0	0	0	509	400	2,200	0	2,750	2,950	0	0
Premium Income 4	27,106	29,007	0	0	0	0	503	400	2,200	0	2,750	2,950	0	0
California Investment Quality	13,228	14,056	0	0	0	0	436	400	2,200	2,200	2,700	2,900	0	0
California Market Opportunity	10,269	10,927	0	0	0	0	422	400	2,200	2,200	2,700	2,900	0	0
California Value	11,682	12,412	0	0	0	0	429	400	2,200	2,200	0	0	0	0
California Performance Plus	12,820	13,656	0	0	0	0	434	400	2,200	2,200	2,700	2,900	0	0
California Quality Income	18,014	19,204	0	0	0	0	459	400	2,200	2,200	2,700	2,900	0	0
California Select Quality	18,575	19,741	0	0	0	0	462	400	2,200	2,200	2,700	2,900	0	0
Insured California Premium Income	9,124	9,668	0	0	0	0	417	400	2,200	2,200	2,700	2,900	0	0
Insured California Premium Income 2	12,370	13,145	0	0	0	0	432	400	2,200	2,200	2,700	2,900	0	0
New York Investment Quality	15,619	16,300	0	0	0	0	448	400	2,200	2,400	2,750	2,950	0	0
New York Municipal Value	9,213	9,819	0	0	0	0	417	400	2,200	2,400	0	0	0	0
New York Performance Plus	14,311	15,083	0	0	0	0	441	400	2,200	2,400	2,750	2,950	0	0
New York Quality Income	19,079	20,048	0	0	0	0	464	400	2,200	2,400	2,750	2,950	0	0
New York Select Quality	18,867	19,838	0	0	0	0	463	400	2,200	2,400	2,750	2,950	0	0
Insured New York Premium Income	10,268	10,823	0	0	0	0	422	400	2,200	2,400	2,750	2,950	0	0

(1)	“Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

(2)	“Audit Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements and are not reported under “Audit Fees.”

(3)	“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance and tax planning. Amounts reported for each respective Fund under the column heading “Adviser and Adviser Entities” represents amounts billed to the Adviser, by each Fund’s independent registered public accounting firm, exclusively for the preparation of the Fund’s tax return, the cost of which is borne by the Adviser. In the aggregate, for all Nuveen funds, these fees amounted to $161,400 in 2006. Beginning with the fund fiscal years ended August 31, 2006, Ernst & Young, LLP no longer prepares the fund tax returns.

(4)	“All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees,” “Audit Related Fees” and “Tax Fees.”

Non-Audit Fees. The following tables provide the aggregate non-audit fees billed by each Fund’s independent registered public accounting firm for services rendered to each Fund, the Adviser and the Adviser Entities during each Fund’s last two fiscal years.

			Total Non-Audit Fees Billed to
			Adviser and Adviser Entities
			(Engagements Related Directly		Total Non-Audit Fees Billed to
	Total Non-Audit		to the Operations and		Adviser and Adviser Entities
	Fees Billed to Fund		Financial Reporting of Fund)		(All Other Engagements)		Total
	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year
Fund	Ended 2006	Ended 2007	Ended 2006	Ended 2007	Ended 2006	Ended 2007	Ended 2006	Ended 2007

Arizona Premium Income	$3,300	$3,216	$2,400	$0	$0	$0	$5,700	$3,216
Michigan Premium Income	3,300	3,313	2,400	0	0	0	5,700	3,313
Michigan Quality Income	3,300	3,438	2,400	0	0	0	5,700	3,438
New Jersey Investment Quality	3,300	2,300	2,400	0	0	0	5,700	2,300
New Jersey Premium Income	3,300	2,300	2,400	0	0	0	5,700	2,300
Ohio Quality Income	3,000	3,390	2,400	0	0	0	5,700	3,390

			Total Non-Audit Fees Billed to
			Adviser and Adviser Entities
			(Engagements Related Directly		Total Non-Audit Fees Billed to
	Total Non-Audit		to the Operations and		Adviser and Adviser Entities
	Fees Billed to Fund		Financial Reporting of Fund)		(All Other Engagements)		Total
	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year
Fund	Ended 2005	Ended 2006	Ended 2005	Ended 2006	Ended 2005	Ended 2006	Ended 2005	Ended 2006

Municipal Value	$619	$400	$2,200	$0	$0	$0	$2,819	$400
Municipal Income	410	400	2,200	0	0	0	2,610	400
Premium Income	3,316	3,350	2,200	0	0	0	5,516	3,350
Performance Plus	3,309	3,350	2,200	0	0	0	5,509	3,350
Municipal Advantage	3,266	3,350	2,200	0	0	0	5,466	3,350
Municipal Market Opportunity	3,270	3,350	2,200	0	0	0	5,470	3,350
Investment Quality	3,247	3,350	2,200	0	0	0	5,447	3,350
Insured Quality	3,252	3,350	2,200	0	0	0	5,452	3,350
Select Quality	3,240	3,350	2,200	0	0	0	5,440	3,350
Quality Income	3,294	3,350	2,200	0	0	0	5,494	3,350
Insured Municipal Opportunity	3,369	3,350	2,200	0	0	0	5,569	3,350
Premier Municipal	3,203	3,350	2,200	0	0	0	5,403	3,350
Premier Insured	3,202	3,350	2,200	0	0	0	5,402	3,350
Premium Income 2	3,259	3,350	2,200	0	0	0	5,459	3,350
Premium Income 4	3,253	3,350	2,200	0	0	0	5,453	3,350
California Investment Quality	3,136	3,300	2,200	2,200	0	0	5,336	5,500
California Market Opportunity	3,122	3,300	2,200	2,200	0	0	5,322	5,500
California Value	429	400	2,200	2,200	0	0	2,629	2,600
California Performance Plus	3,134	3,300	2,200	2,200	0	0	5,334	5,500
California Quality Income	3,159	3,300	2,200	2,200	0	0	5,359	5,500
California Select Quality	3,162	3,300	2,200	2,200	0	0	5,362	5,500
Insured California Premium Income	3,117	3,300	2,200	2,200	0	0	5,317	5,500
Insured California Premium Income 2	3,132	3,300	2,200	2,200	0	0	5,332	5,500

			Total Non-Audit Fees Billed to
			Adviser and Adviser Entities
			(Engagements Related Directly		Total Non-Audit Fees Billed to
	Total Non-Audit		to the Operations and		Adviser and Adviser Entities
	Fees Billed to Fund		Financial Reporting of Fund)		(All Other Engagements)		Total
	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year
Fund	Ended 2005	Ended 2006	Ended 2005	Ended 2006	Ended 2005	Ended 2006	Ended 2005	Ended 2006

New York Investment Quality	3,198	3,350	2,200	2,400	0	0	5,398	5,750
New York Municipal Value	417	400	2,200	2,400	0	0	2,617	2,800
New York Performance Plus	3,191	3,350	2,200	2,400	0	0	5,391	5,750
New York Quality Income	3,214	3,350	2,200	2,400	0	0	5,414	5,750
New York Select Quality	3,213	3,350	2,200	2,400	0	0	5,413	5,750
Insured New York Premium Income	3,172	3,350	2,200	2,400	0	0	5,372	5,750

Audit Committee Pre-Approval Policies and Procedures. Generally, the audit committee must approve each Fund’s independent registered public accounting firm’s engagements (i) with the Fund for audit or non-audit services and (ii) with the Adviser and Adviser Entities for non-audit services if the engagement relates directly to the operations and financial reporting of the Fund. Regarding tax and research projects conducted by the independent registered public accounting firm for each Fund and the Adviser and Adviser Entities (with respect to the operations and financial reporting of each Fund), such engagements will be (i) pre-approved by the audit committee if they are expected to be for amounts greater than $10,000; (ii) reported to the audit committee chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the audit committee at the next audit committee meeting if they are expected to be for an amount under $5,000.

For engagements with each Fund’s independent registered public accounting firm entered into on or after May 6, 2003, the audit committee approved in advance all audit services and non-audit services that the independent registered public accounting firm provided to each Fund and to the Adviser and Adviser Entities (with respect to the operations and financial reporting of each Fund). None of the services rendered by the independent registered accounting firm to each Fund or the Adviser or Adviser Entities were pre-approved by the audit committee pursuant to the pre-approval exception under Rule 2.01(c)(7)(i)(C) or Rule 2.01(c)(7)(ii) of Regulation S-X.

The Board of each Fund unanimously recommends that shareholders of the Fund vote FOR ratification of the selection of the independent auditors.

Additional Information

Section 16(a) Beneficial Interest Reporting Compliance

Section 30(h) of the 1940 Act and Section 16(a) of the 1934 Act require Board Members and officers, the Adviser, affiliated persons of the Adviser and persons who own more than 10% of a registered class of a Fund’s equity securities to file forms reporting their affiliation with that Fund and reports of ownership and changes in ownership of that Fund’s shares with the Securities and Exchange Commission (the “SEC”) and the New York Stock Exchange or American Stock Exchange, as applicable. These persons and entities are required by SEC regulation to furnish the Funds with copies of all Section 16(a) forms they file. Based on a review of these forms furnished to each Fund, each Fund believes that its Board Members and officers, investment adviser and affiliated persons of the investment adviser have complied with all applicable Section 16(a) filing requirements during its last fiscal year. [To the knowledge of management of the Funds, no shareholder of a Fund owns more than 10% of a registered class of a Fund’s equity securities.]

Shareholder Proposals

To be considered for presentation at the annual meeting of shareholders of Arizona Premium Income, Michigan Premium Income, Michigan Quality Income, New Jersey Investment Quality, New Jersey Premium Income and Ohio Quality Income to be held in 2008, shareholder proposals submitted pursuant to Rule 14a-8 of the 1934 Act must be received at the offices of that Fund, 333 West Wacker Drive, Chicago, Illinois 60606, by , 2008. A shareholder wishing to provide notice in the manner prescribed by Rule 14a-4(c)(1) of a proposal submitted outside of the process of Rule 14a-8 for the 2008 annual meeting must, pursuant to each Fund’s By-Laws, submit such written notice to the Fund not later than       , 2008 nor prior to       , 2008.

To be considered for presentation at the annual meeting of shareholders of California Investment Quality, California Market Opportunity, California Value, California Performance Plus, California Quality Income, California Select Quality, Insured California Premium Income and Insured California Premium Income 2 to be held in 2007, a shareholder proposal submitted pursuant to Rule 14a-8 of the 1934 Act must have been received at the address above, not later than June 6, 2007. A shareholder wishing to provide notice in the manner prescribed by Rule 14a-4(c)(1) of a proposal submitted outside of the process of Rule 14a-8 must, pursuant to each Fund’s By-Laws, submit or have submitted such written notice to the Fund not later than August 20, 2007 nor prior to August 5, 2007.

To be considered for presentation at the annual meeting of shareholders of New York Investment Quality, New York Municipal Value, New York Performance Plus, New York Quality Income, New York Select Quality and Insured New York Premium Income to be held in 2008, a shareholder proposal submitted pursuant to Rule 14a-8 of the 1934 Act must be received at the address above, not later than November 2, 2007. A shareholder wishing to provide notice in the manner prescribed by Rule 14a-4(c)(1) of a proposal submitted outside of the process of Rule 14a-8 must, pursuant to each Fund’s By-Laws, submit such written notice to the Fund not later than January 16, 2008 nor prior to January 1, 2008.

To be considered for presentation at the annual meeting of shareholders of Municipal Value, Municipal Income, Premium Income, Performance Plus, Municipal Advantage, Municipal Market Opportunity, Investment Quality, Insured Quality, Select Quality, Quality Income, Insured Municipal Opportunity, Premier Municipal, Premier Insured, Premium Income 2 and Premium Income 4 to be held in 2008, a shareholder proposal submitted pursuant to Rule 14a-8 of the 1934 Act must be received at the address above, not later than February 29, 2008. A shareholder wishing to provide notice in the manner prescribed by Rule 14a-4(c)(1) of a proposal submitted outside of the process of Rule 14a-8 must, pursuant to each Fund’s By-Laws, submit such written notice to the Fund not later than May 14, 2008 nor prior to April 29, 2008.

Timely submission of a proposal does not mean that such proposal will be included in a proxy statement.

Shareholder Communications

Shareholders who want to communicate with the Board or any individual Board Member should write their Fund to the attention of Lorna Ferguson, Manager of Fund Board Relations, Nuveen Investments, 333 West Wacker Drive, Chicago, Illinois 60606. The letter should indicate that you are a Fund shareholder, and identify the Fund (or Funds). If the communication is intended for a specific Board Member and so indicates it will be sent only to that Board Member. If a communication does not indicate a specific Board Member it will be sent to the chair of the nominating and governance committee and the outside counsel to the Independent Board Members for further distribution as deemed appropriate by such persons.

Expenses of Proxy Solicitation

The cost of preparing, printing and mailing the enclosed proxy, accompanying notice and proxy statement and all other costs in connection with the solicitation of proxies will be paid by Nuveen for the Funds having a special meeting of shareholders. For those Funds having an annual meeting of shareholders, the expenses will be paid 50% by Nuveen and 50% by the Funds (allocated among the Funds based on relative net assets), except that the costs borne by any Fund will not exceed the amount it would have borne if it were holding an annual meeting and the only item in the agenda was the election of directors. Solicitation may be made by letter or telephone by officers or employees of Nuveen or the Adviser, or by dealers and their representatives. The Funds have engaged Computershare Fund Services to assist in the solicitation of proxies at an estimated cost of $14,000 per Fund plus reasonable expenses, which costs will be borne by Nuveen.

Fiscal Year

The last fiscal year end for each of the Funds is as follows: August 31, 2006 for California Investment Quality, California Market Opportunity, California Value, California Performance Plus, California Quality Income, California Select Quality, Insured California Premium Income and Insured California Premium Income 2; September 30, 2006 for New York Investment Quality, New York Municipal Value, New York Performance Plus, New York Quality Income, New York Select Quality and Insured New York Premium Income; October 31, 2006 for Municipal Value, Municipal Income, Premium Income, Performance Plus, Municipal Advantage, Municipal Market Opportunity, Investment Quality, Insured Quality, Select Quality, Quality Income, Insured Municipal Opportunity, Premier Municipal, Premier Insured, Premium Income 2 and Premium Income 4; April 30, 2007 for New Jersey Investment Quality and New Jersey Premium Income; and July 31, 2007 for Arizona Premium Income, Michigan Premium Income, Michigan Quality Income and Ohio Quality Income.

Annual Report Delivery

Annual reports will be sent to shareholders of record of each Fund following each Fund’s fiscal year end. Each Fund will furnish, without charge, a copy of its annual report and/or semi-annual report as available upon request. Such written or oral requests should be directed to such Fund at 333 West Wacker Drive, Chicago, Illinois 60606 or by calling 1-800-257-8787.

Please note that only one annual report or proxy statement may be delivered to two or more shareholders of a Fund who share an address, unless the Fund has received instructions to the contrary. To request a separate copy of an annual report or proxy statement, or for instructions as to how to request a separate copy of such documents or as to how to request a single copy if multiple copies of such documents are received, shareholders should contact the applicable Fund at the address and phone number set forth above.

General

Management does not intend to present and does not have reason to believe that any other items of business will be presented at the Meetings. However, if other matters are properly presented to the Meetings for a vote, the proxies will be voted by the persons acting under the proxies upon such matters in accordance with their judgment of the best interests of the Fund.

A list of shareholders entitled to be present and to vote at each Meeting will be available at the offices of the Funds, 333 West Wacker Drive, Chicago, Illinois, for inspection by any shareholder during regular business hours beginning ten days prior to the date of the Meetings.

Failure of a quorum to be present at any Meeting will necessitate adjournment and will subject that Fund to additional expense. The persons named in the enclosed proxy may also move for an adjournment of any Meeting to permit further solicitation of proxies with respect to the proposal if they determine that adjournment and further solicitation is reasonable and in the best interests of the shareholders. Under each Fund’s By-Laws, an adjournment of a meeting requires the affirmative vote of a majority of the shares present in person or represented by proxy at the meeting.

IF YOU CANNOT BE PRESENT AT THE MEETING, YOU ARE REQUESTED TO FILL IN, SIGN AND RETURN THE ENCLOSED PROXY CARD PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

Kevin J. McCarthy
Vice President and Secretary
          , 2007

Appendix A

Beneficial Ownership

The following table lists the dollar range of equity securities beneficially owned by each Board Member in each Fund electing Board Members and in all Nuveen funds overseen by the Board Member as of December 31, 2006.

Dollar Range of Equity Securities(1)
							Aggregate Dollar
							Range of Equity
							Securities in all
							Registered Investment
							Companies Overseen
							by Board Member
	Arizona	Michigan	Michigan	New Jersey	New Jersey		Nominees in
	Premium	Premium	Quality	Investment	Premium	Ohio Quality	Family of
Board Member Nominees	Income	Income	Income	Quality	Income	Income	Investment Companies

Nominees who are not interested persons of the Fund
Robert P. Bremner	$0	$0	$0	$0	$0	$0	Over $	100,000
Jack B. Evans	$0	$0	$0	$0	$0	$0	Over $	100,000
William C. Hunter	$0	$0	$0	$0	$0	$0	Over $	100,000
David J. Kundert	$0	$0	$0	$0	$0	$0	Over $	100,000
William J. Schneider	$0	$0	$0	$0	$0	$0	Over $	100,000
Judith M. Stockdale	$0	$0	$0	$0	$0	$0	Over $	100,000
Carole E. Stone(2)	$0	$0	$0	$0	$0	$0		$0
Nominee who is an interested person of the Fund
Timothy R. Schwertfeger	$0	$0	$0	$0	$0	$0	Over $	100,000

(1)	The amounts reflect the aggregate dollar range of equity securities and the number of shares beneficially owned by the Board Member in the Funds and in all Nuveen funds overseen by each Board Member.

(2)	In December 2006, Ms. Stone was appointed to each Fund’s Board effective January 1, 2007. Ms. Stone did not own any shares of Nuveen Funds prior to her being appointed as a Board Member.

The following table sets forth, for each Board Member and for the Board Members and Officers as a group, the amount of shares beneficially owned in each Fund as of December 31, 2006. The information as to beneficial ownership is based on statements furnished by each Board Member and Officer.

	Fund Shares Owned By Board Members And Officers(1)

							Municipal						Insured
Board Member	Municipal	Municipal	Premium	Performance		Municipal	Market	Investment	Insured	Select	Quality		Municipal	Premier	Premier	Premium
Nominees	Value	Income	Income	Plus		Advantage	Opportunity	Quality	Quality	Quality	Income		Opportunity	Municipal	Insured	Income 2

Nominees who are not interested persons of the Fund
Robert P. Bremner	0	0	0	0		0	0	0	0	0	0		0	0	0	0
Jack B. Evans	0	0	0	0		0	0	0	0	0	0		0	0	0	0
William C. Hunter	0	0	0	0		0	0	0	0	0	0		0	0	0	0
David J. Kundert	0	0	0	0		0	0	0	0	0	0		0	0	0	0
William J. Schneider	0	0	0	5,000		0	0	0	0	0	0		0	0	0	0
Judith M. Stockdale	0	0	0	0		821	0	0	0	0	0		0	3	0	808
Carole E. Stone(2)	0	0	0	0		0	0	0	0	0	0		0	0	0	0
Nominee who is an interested person of the Fund
Timothy R. Schwertfeger	25,085	0	69,243	14,040	(3)	6,594	21,000	0	0	35,000	22,340	(3)	35,000	25,000	0	30,024	(3)
All Board Members and Officers as a Group	31,297	0	70,281	21,040		8,594	21,821	1,000	0	37,630	22,340		38,000	25,003	0	33,270

(1)	The numbers include share equivalents of certain Nuveen funds in which the Board Member is deemed to be invested pursuant to the Deferred Compensation Plan for Independent Board Members. The information as to beneficial ownership is based on statements furnished by each Board Member and officer.

(2)	In December 2006, Ms. Stone was appointed to each Fund’s Board effective January 1, 2007. Ms. Stone did not own shares of Nuveen Funds prior to being appointed as a Board Member.

(3)	Fund Shares owned by Mr. Schwertfeger include 40 Preferred Shares of Quality Income, 40 Preferred Shares of Performance Plus and 24 Preferred Shares of Premium Income 2.

	Fund Shares Owned By Board Members And Officers(1)

									Insured	Insured
		Arizona	California	California		California		California	California	California	Michigan
Board Member	Premium	Premium	Investment	Market	California	Performance	California	Select	Premium	Premium	Premium
Nominees	Income 4	Income	Quality	Opportunity	Value	Plus	Quality Income	Quality	Income	Income 2	Income

Nominees who are not interested persons of the Fund
Robert P. Bremner	0	0	0	0	0	0	0	0	0	0	0
Jack B. Evans	0	0	0	0	0	0	0	0	0	0	0
William C. Hunter	0	0	0	0	0	0	0	0	0	0	0
David J. Kundert	0	0	0	0	0	0	0	0	0	0	0
William J. Schneider	0	0	0	0	0	0	0	0	0	0	0
Judith M. Stockdale	0	0	0	0	0	0	0	0	0	0	0
Carole E. Stone(2)	0	0	0	0	0	0	0	0	0	0	0
Nominee who is an interested person of the Fund
Timothy R. Schwertfeger	0	0	0	0	0	0	0	0	0	0	0
All Board Members and Officers as a Group	4,900	0	0	0	0	0	0	0	0	0	0

(1)	The numbers include share equivalents of certain Nuveen funds in which the Board Member is deemed to be invested pursuant to the Deferred Compensation Plan for Independent Board Members. The information as to beneficial ownership is based on statements furnished by each Board Member and officer.

(2)	In December 2006, Ms. Stone was appointed to each Fund’s Board effective January 1, 2007. Ms. Stone did not own shares of Nuveen Funds prior to being appointed as a Board Member.

	Fund Shares Owned By Board Members And Officers(1)

		New Jersey	New Jersey	New York	New York	New York			Insured New
Board Member	Michigan	Investment	Premium	Investment	Municipal	Performance	New York	New York	York Premium	Ohio Quality
Nominees	Quality Income	Quality	Income	Quality	Value	Plus	Quality Income	Select Quality	Income	Income

Nominees who are not interested persons of the Fund
Robert P. Bremner	0	0	0	0	0	0	0	0	0	0
Jack B. Evans	0	0	0	0	0	0	0	0	0	0
William C. Hunter	0	0	0	0	0	0	0	0	0	0
David J. Kundert	0	0	0	0	0	0	0	0	0	0
William J. Schneider	0	0	0	0	0	0	0	0	0	0
Judith M. Stockdale	0	0	0	0	0	0	0	0	0	0
Carole E. Stone(2)	0	0	0	0	0	0	0	0	0	0
Nominee who is an interested person of the Fund
Timothy R. Schwertfeger	0	0	0	0	0	0	0	0	0	0
All Board Members and Officers as a Group	0	0	0	0	0	0	0	0	0	0

(1)	The numbers include share equivalents of certain Nuveen funds in which the Board Member is deemed to be invested pursuant to the Deferred Compensation Plan for Independent Board Members. The information as to beneficial ownership is based on statements furnished by each Board Member and officer.

(2)	In December 2006, Ms. Stone was appointed to each Fund’s Board effective January 1, 2007. Ms. Stone did not own shares of Nuveen Funds prior to being appointed as a Board Member.

Appendix B

DATES RELATING TO ORIGINAL INVESTMENT
MANAGEMENT AGREEMENTS

Date Original
		Date Original	Investment
		Investment	Management
	Date of Original	Management	Agreement was
	Investment	Agreement was	Last Approved
	Management	Last Approved by	for Continuance
Fund	Agreement	Shareholders	by Board

Municipal Value	July 28, 2005	July 26, 2005	May 21, 2007
Municipal Income	July 28, 2005	July 26, 2005	May 21, 2007
Premium Income	July 28, 2005	July 26, 2005	May 21, 2007
Performance Plus	July 28, 2005	July 26, 2005	May 21, 2007
Municipal Advantage	July 28, 2005	July 26, 2005	May 21, 2007
Municipal Market Opportunity	July 28, 2005	July 26, 2005	May 21, 2007
Investment Quality	July 28, 2005	July 26, 2005	May 21, 2007
Insured Quality	July 28, 2005	July 26, 2005	May 21, 2007
Select Quality	July 28, 2005	July 26, 2005	May 21, 2007
Quality Income	July 28, 2005	July 26, 2005	May 21, 2007
Insured Municipal Opportunity	July 28, 2005	July 26, 2005	May 21, 2007
Premier Municipal	July 28, 2005	July 26, 2005	May 21, 2007
Premier Insured	July 28, 2005	July 26, 2005	May 21, 2007
Premium Income 2	July 28, 2005	July 26, 2005	May 21, 2007
Premium Income 4	July 28, 2005	July 26, 2005	May 21, 2007
Arizona Premium Income	July 28, 2005	July 26, 2005	May 21, 2007
California Investment Quality	July 28, 2005	July 26, 2005	May 21, 2007
California Market Opportunity	July 28, 2005	July 26, 2005	May 21, 2007
California Value	July 28, 2005	July 26, 2005	May 21, 2007
California Performance Plus	July 28, 2005	July 26, 2005	May 21, 2007
California Quality Income	July 28, 2005	July 26, 2005	May 21, 2007
California Select Quality	July 28, 2005	July 26, 2005	May 21, 2007
Insured California Premium Income	July 28, 2005	July 26, 2005	May 21, 2007
Insured California Premium Income 2	July 28, 2005	July 26, 2005	May 21, 2007
Michigan Premium Income	July 28, 2005	July 26, 2005	May 21, 2007
Michigan Quality Income	July 28, 2005	July 26, 2005	May 21, 2007
New Jersey Investment Quality	July 28, 2005	July 26, 2005	May 21, 2007
New Jersey Premium Income	July 28, 2005	July 26, 2005	May 21, 2007
New York Investment Quality	July 28, 2005	July 26, 2005	May 21, 2007
New York Municipal Value	July 28, 2005	July 26, 2005	May 21, 2007
New York Performance Plus	July 28, 2005	July 26, 2005	May 21, 2007
New York Quality Income	July 28, 2005	July 26, 2005	May 21, 2007
New York Select Quality	July 28, 2005	July 26, 2005	May 21, 2007
Insured New York Premium Income	July 28, 2005	July 26, 2005	May 21, 2007
Ohio Quality Income	July 28, 2005	July 26, 2005	May 21, 2007

B-1

Appendix C

FORM OF INVESTMENT MANAGEMENT AGREEMENT

AGREEMENT made this [     ] day of [     ], by and between <NAME OF FUND>, a <ENTITY’S STATE OF ORGANIZATION> (the “Fund”), and NUVEEN ASSET MANAGEMENT, a Delaware corporation (the “Adviser”).

W I T N E S S E T H

In consideration of the mutual covenants hereinafter contained, it is hereby agreed by and between the parties hereto as follows:

1.	The Fund hereby employs the Adviser to act as the investment adviser for, and to manage the investment and reinvestment of the assets of the Fund in accordance with the Fund’s investment objective and policies and limitations, and to administer the Fund’s affairs to the extent requested by and subject to the supervision of the Board of Trustees of the Fund for the period and upon the terms herein set forth. The investment of the Fund’s assets shall be subject to the Fund’s policies, restrictions and limitations with respect to securities investments as set forth in the Fund’s then current registration statement under the Investment Company Act of 1940, and all applicable laws and the regulations of the Securities and Exchange Commission relating to the management of registered closed-end, diversified management investment companies.

The Adviser accepts such employment and agrees during such period to render such services, to furnish office facilities and equipment and clerical, bookkeeping and administrative services (other than such services, if any, provided by the Fund’s transfer agent) for the Fund, to permit any of its officers or employees to serve without compensation as trustees or officers of the Fund if elected to such positions, and to assume the obligations herein set forth for the compensation herein provided. The Adviser shall, for all purposes herein provided, be deemed to be an independent contractor and, unless otherwise expressly provided or authorized, shall have no authority to act for nor represent the Fund in any way, nor otherwise be deemed an agent of the Fund.

2.	For the services and facilities described in Section 1, the Fund will pay to the Adviser, at the end of each calendar month, an investment management fee equal to the sum of a Fund-Level Fee and a Complex-Level Fee.

A.	The Fund Level Fee shall be computed by applying the following annual rate to the average total daily net assets of the Fund:

Average Total Daily Net Assets(1)	Rate
<SCHEDULE>

B.	The Complex-Level Fee shall be calculated by reference to the daily net assets of the Eligible Funds, as defined below (with such daily net assets to include, in the case of Eligible Funds whose advisory fees are calculated by reference to net assets that include net assets attributable to preferred stock issued by or borrowings by the fund, such leveraging net assets) (“Complex-Level Assets”), pursuant to an annual fee schedule that results in the following effective Complex-Level Fee rate at each specified Complex-Level Asset level:

Complex-Level Asset Breakpoint Level	Effective Rate at Breakpoint Level
($ million)	(%)

55,000	0.2000
56,000	0.1996
57,000	0.1989
60,000	0.1961
63,000	0.1931
66,000	0.1900
71,000	0.1851
76,000	0.1806
80,000	0.1773
91,000	0.1691
125,000	0.1599
200,000	0.1505
250,000	0.1469
300,000	0.1445

C.	“Eligible Funds”, for purposes of this Agreement, shall mean all Nuveen-branded closed-end and open-end registered investment companies organized in the United States. Any open-end or closed-end funds that subsequently become part of the Nuveen complex because either (a) Nuveen Investments, Inc. or its affiliates acquire the investment adviser to such funds (or the adviser’s parent), or (b) Nuveen Investments, Inc. or its affiliates acquire the fund’s adviser’s rights under the management agreement for such fund, will be evaluated by both Nuveen management and the Nuveen Funds’ Board, on a case-by-case basis, as to whether or not these acquired funds would be included in the Nuveen complex of Eligible Funds and, if so, whether there would be a basis for any adjustments to the complex-level breakpoints.

D.	For the month and year in which this Agreement becomes effective, or terminates, there shall be an appropriate proration on the basis of the number of days that the Agreement shall have been in effect during the month and year, respectively. The services of the Adviser to the Fund under this Agreement are not to be deemed exclusive, and the Adviser shall be free to render similar services or other services to others so long as its services hereunder are not impaired thereby.

3.	The Adviser shall arrange for officers or employees of the Adviser to serve, without compensation from the Fund, as trustees, officers or agents of the Fund, if duly elected or appointed to such positions, and subject to their individual consent and to any limitations imposed by law.

4.	Subject to applicable statutes and regulations, it is understood that officers, trustees, or agents of the Fund are, or may be, interested in the Adviser as officers, directors, agents, shareholders or otherwise, and that the officers, directors, shareholders and agents of the Adviser may be interested in the Fund otherwise than as trustees, officers or agents.

5.	The Adviser shall not be liable for any loss sustained by reason of the purchase, sale or retention of any security, whether or not such purchase, sale or retention shall have been based upon the investigation and research made by any other individual, firm or corporation, if such recommendation shall have been selected with due care and in good faith, except loss resulting from willful misfeasance, bad faith, or gross negligence on the part of the Adviser in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties under this Agreement.

6.	The Adviser currently manages other investment accounts and funds, including those with investment objectives similar to the Fund, and reserves the right to manage other such accounts and funds in the future. Securities considered as investments for the Fund may also be appropriate for other investment accounts and funds that may be managed by the Adviser. Subject to applicable laws and regulations, the Adviser will attempt to allocate equitably portfolio transactions among the portfolios of its other investment accounts and funds purchasing securities whenever decisions are made to purchase or sell securities by the Fund and one or more of such other accounts or funds simultaneously. In making such allocations, the main factors to be considered by the Adviser will be the respective investment objectives of the Fund and such other accounts and funds, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment by the Fund and such other accounts and funds, the size of investment commitments generally held by the Fund and such accounts and funds, and the opinions of the persons responsible for recommending investments to the Fund and such other accounts and funds.

7.	This Agreement shall continue in effect until [August 1, 2008], unless and until terminated by either party as hereinafter provided, and shall continue in force from year to year thereafter, but only as long as such continuance is specifically approved, at least annually, in the manner required by the Investment Company Act of 1940.

This Agreement shall automatically terminate in the event of its assignment, and may be terminated at any time without the payment of any penalty by the Fund or by the Adviser upon no less than sixty (60) days’ written notice to the other party. The Fund may effect termination by action of the Board of Trustees or by vote of a majority of the outstanding voting securities of the Fund, accompanied by appropriate notice.

This Agreement may be terminated, at any time, without the payment of any penalty, by the Board of Trustees of the Fund, or by vote of a majority of the outstanding voting securities of the Fund, in the event that it shall have been established by a court of competent jurisdiction that the Adviser, or any officer or director of the Adviser, has taken any action which results in a breach of the covenants of the Adviser set forth herein.

Termination of this Agreement shall not affect the right of the Adviser to receive payments on any unpaid balance of the compensation, described in Section 2, earned prior to such termination.

8.	If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule, or otherwise, the remainder shall not be thereby affected.

9.	Any notice under this Agreement shall be in writing, addressed and delivered or mailed, postage prepaid, to the other party at such address as such other party may designate for receipt of such notice.

10.	The Fund’s Declaration of Trust is on file with the Secretary of the <ENTITY’S STATE OF ORGANIZATION>. This Agreement is executed on behalf of the Fund by the Fund’s officers as officers and not individually and the obligations imposed upon the Fund by this Agreement are not binding upon any of the Fund’s Trustees, officers or shareholders individually but are binding only upon the assets and property of the Fund.

11.	This Agreement shall be construed in accordance with applicable federal law and (except as to Section 10 hereof which shall be construed in accordance with the laws of <ENTITY’S STATE OF ORGANIZATION>) the laws of the State of Illinois.

IN WITNESS WHEREOF, the Fund and the Adviser have caused this Agreement to be executed on the day and year above written.

<NAME OF FUND>

by:
[Title]

Attest:
     [Title]

NUVEEN ASSET MANAGEMENT

by:
[Title]

Attest:
     [Title]

Appendix D

COMPLEX-LEVEL FEE RATES(1)

Complex Daily Net Assets	Effective Rate at Complex
Breakpoint Level	Daily Net Assets
First $55 billion	0.2000%
$56 billion	0.1996%
$57 billion	0.1989%
$60 billion	0.1961%
$63 billion	0.1931%
$66 billion	0.1900%
$71 billion	0.1851%
$76 billion	0.1806%
$80 billion	0.1773%
$91 billion	0.1691%
$125 billion	0.1599%
$200 billion	0.1505%
$250 billion	0.1469%
$300 billion	0.1445%

FUND-LEVEL FEE RATES, AGGREGATE
MANAGEMENT FEES PAID AND NET ASSETS

			Fees Paid
			to the
			Adviser
	Fund Average	Fee	During Last	Net Assets
Fund	Daily Net Assets	Rate	Fiscal Year	as of 6/30/07
Municipal Value(2)	For the first $500 million	0.1500%	$10,282,738	$1,975,821,811
	For the next $500 million	0.1375%
	For net assets over $1 billion	0.1250%
Municipal Income	For the first $125 million	0.4500%	$563,544	$87,728,652
	For the next $125 million	0.4375%
	For the next $250 million	0.4250%
	For the next $500 million	0.4125%
	For the next $1 billion	0.4000%
	For the next $3 billion	0.3875%
	For net assets of $5 billion and over	0.3750%
Premium Income	For the first $125 million	0.4500%	$8,935,735	$1,463,485,498
	For the next $125 million	0.4375%
	For the next $250 million	0.4250%
	For the next $500 million	0.4125%
	For the next $1 billion	0.4000%
	For the next $3 billion	0.3875%
	For net assets of $5 billion and over	0.3750%

			Fees Paid
			to the
			Adviser
	Fund Average	Fee	During Last	Net Assets
Fund	Daily Net Assets	Rate	Fiscal Year	as of 6/30/07
Performance Plus	For the first $125 million	0.4500%	$8,507,546	$1,386,694,004
	For the next $125 million	0.4375%
	For the next $250 million	0.4250%
	For the next $500 million	0.4125%
	For the next $1 billion	0.4000%
	For the next $3 billion	0.3875%
	For net assets of $5 billion and over	0.3750%
Municipal Advantage	For the first $125 million	0.4500%	$6,300,897	$1,016,856,552
	For the next $125 million	0.4375%
	For the next $250 million	0.4250%
	For the next $500 million	0.4125%
	For the next $1 billion	0.4000%
	For the next $3 billion	0.3875%
	For net assets of $5 billion and over	0.3750%
Municipal Market Opportunity	For the first $125 million	0.4500%	$6,525,239	$1,053,318,690
	For the next $125 million	0.4375%
	For the next $250 million	0.4250%
	For the next $500 million	0.4125%
	For the next $1 billion	0.4000%
	For the next $3 billion	0.3875%
	For net assets of $5 billion and over	0.3750%
Investment Quality	For the first $125 million	0.4500%	$5,226,782	$837,854,004
	For the next $125 million	0.4375%
	For the next $250 million	0.4250%
	For the next $500 million	0.4125%
	For the next $1 billion	0.4000%
	For the next $3 billion	0.3875%
	For net assets of $5 billion and over	0.3750%
Insured Quality	For the first $125 million	0.4500%	$5,512,363	$882,878,805
	For the next $125 million	0.4375%
	For the next $250 million	0.4250%
	For the next $500 million	0.4125%
	For the next $1 billion	0.4000%
	For the next $3 billion	0.3875%
	For net assets of $5 billion and over	0.3750%
Select Quality	For the first $125 million	0.4500%	$4,924,931	$791,020,225
	For the next $125 million	0.4375%
	For the next $250 million	0.4250%
	For the next $500 million	0.4125%
	For the next $1 billion	0.4000%
	For the next $3 billion	0.3875%
	For net assets of $5 billion and over	0.3750%
Quality Income	For the first $125 million	0.4500%	$7,752,289	$1,258,610,600
	For the next $125 million	0.4375%
	For the next $250 million	0.4250%
	For the next $500 million	0.4125%
	For the next $1 billion	0.4000%
	For the next $3 billion	0.3875%
	For net assets of $5 billion and over	0.3750%

			Fees Paid
			to the
			Adviser
	Fund Average	Fee	During Last	Net Assets
Fund	Daily Net Assets	Rate	Fiscal Year	as of 6/30/07
Insured Municipal Opportunity	For the first $125 million	0.4500%	$11,560,935	$1,888,184,222
	For the next $125 million	0.4375%
	For the next $250 million	0.4250%
	For the next $500 million	0.4125%
	For the next $1 billion	0.4000%
	For the next $3 billion	0.3875%
	For net assets of $5 billion and over	0.3750%
Premier Municipal	For the first $125 million	0.4500%	$2,905,566	$462,245,993
	For the next $125 million	0.4375%
	For the next $250 million	0.4250%
	For the next $500 million	0.4125%
	For the next $1 billion	0.4000%
	For the next $3 billion	0.3875%
	For net assets of $5 billion and over	0.3750%
Premier Insured	For the first $125 million	0.4500%	$2,843,056	$446,267,566
	For the next $125 million	0.4375%
	For the next $250 million	0.4250%
	For the next $500 million	0.4125%
	For the next $1 billion	0.4000%
	For the next $3 billion	0.3875%
	For net assets of $5 billion and over	0.3750%
Premium Income 2	For the first $125 million	0.4500%	$5,920,769	$955,613,081
	For the next $125 million	0.4375%
	For the next $250 million	0.4250%
	For the next $500 million	0.4125%
	For the next $1 billion	0.4000%
	For the next $3 billion	0.3875%
	For net assets of $5 billion and over	0.3750%
Premium Income 4	For the first $125 million	0.4500%	$5,623,015	$906,138,146
	For the next $125 million	0.4375%
	For the next $250 million	0.4250%
	For the next $500 million	0.4125%
	For the next $1 billion	0.4000%
	For the next $3 billion	0.3875%
	For net assets of $5 billion and over	0.3750%
Arizona Premium Income	For the first $125 million	0.4500%	$ [ ]	$92,291,662
	For the next $125 million	0.4375%
	For the next $250 million	0.4250%
	For the next $500 million	0.4125%
	For the next $1 billion	0.4000%
	For the next $3 billion	0.3875%
	For net assets over $5 billion	0.3750%
California Investment Quality	For the first $125 million	0.4500%	$2,014,424	$314,865,971
	For the next $125 million	0.4375%
	For the next $250 million	0.4250%
	For the next $500 million	0.4125%
	For the next $1 billion	0.4000%
	For the next $3 billion	0.3875%
	For net assets over $5 billion	0.3750%

			Fees Paid
			to the
			Adviser
	Fund Average	Fee	During Last	Net Assets
Fund	Daily Net Assets	Rate	Fiscal Year	as of 6/30/07
California Market Opportunity	For the first $125 million	0.4500%	$1,237,832	$191,685,215
	For the next $125 million	0.4375%
	For the next $250 million	0.4250%
	For the next $500 million	0.4125%
	For the next $1 billion	0.4000%
	For the next $3 billion	0.3875%
	For net assets over $5 billion	0.3750%
California Value	0.15% of the Fund’s Average Weekly Net Assets and 4.125% of the gross interest income of the fund computed in each case on an annualized basis.		$1,404,598	$250,665,881
California Performance Plus	For the first $125 million	0.4500%	$1,915,541	$300,245,826
	For the next $125 million	0.4375%
	For the next $250 million	0.4250%
	For the next $500 million	0.4125%
	For the next $1 billion	0.4000%
	For the next $3 billion	0.3875%
	For net assets over $5 billion	0.3750%
California Quality Income	For the first $125 million	0.4500%	$3,272,516	$516,240,278
	For the next $125 million	0.4375%
	For the next $250 million	0.4250%
	For the next $500 million	0.4125%
	For the next $1 billion	0.4000%
	For the next $3 billion	0.3875%
	For net assets over $5 billion	0.3750%
California Select Quality	For the first $125 million	0.4500%	$3,406,830	$537,759,139
	For the next $125 million	0.4375%
	For the next $250 million	0.4250%
	For the next $500 million	0.4125%
	For the next $1 billion	0.4000%
	For the next $3 billion	0.3875%
	For net assets over $5 billion	0.3750%
Insured California Premium Income	For the first $125 million	0.4500%	$925,758	$142,004,229
	For the next $125 million	0.4375%
	For the next $250 million	0.4250%
	For the next $500 million	0.4125%
	For the next $1 billion	0.4000%
	For the next $3 billion	0.3875%
	For net assets over $5 billion	0.3750%
Insured California Premium Income 2	For the first $125 million	0.4500%	$1,789,822	$279,485,850
	For the next $125 million	0.4375%
	For the next $250 million	0.4250%
	For the next $500 million	0.4125%
	For the next $1 billion	0.4000%
	For the next $3 billion	0.3875%
	For net assets over $5 billion	0.3750%
Michigan Premium Income	For the first $125 million	0.4500%	$ [ ]	$168,972,268
	For the next $125 million	0.4375%
	For the next $250 million	0.4250%
	For the next $500 million	0.4125%
	For the next $1 billion	0.4000%
	For the next $3 billion	0.3875%
	For net assets over $5 billion	0.3750%

			Fees Paid
			to the
			Adviser
	Fund Average	Fee	During Last	Net Assets
Fund	Daily Net Assets	Rate	Fiscal Year	as of 6/30/07
Michigan Quality Income	For the first $125 million	0.4500%	$ [ ]	$268,341,484
	For the next $125 million	0.4375%
	For the next $250 million	0.4250%
	For the next $500 million	0.4125%
	For the next $1 billion	0.4000%
	For the next $3 billion	0.3875%
	For net assets over $5 billion	0.3750%
New Jersey Investment Quality	For the first $125 million	0.4500%	$ [ ]	$460,251,060
	For the next $125 million	0.4375%
	For the next $250 million	0.4250%
	For the next $500 million	0.4125%
	For the next $1 billion	0.4000%
	For the next $3 billion	0.3875%
	For net assets over $5 billion	0.3750%
New Jersey Premium Income	For the first $125 million	0.4500%	$ [ ]	$270,291,742
	For the next $125 million	0.4375%
	For the next $250 million	0.4250%
	For the next $500 million	0.4125%
	For the next $1 billion	0.4000%
	For the next $3 billion	0.3875%
	For net assets over $5 billion	0.3750%
New York Investment Quality	For the first $125 million	0.4500%	$2,574,390	$402,646,635
	For the next $125 million	0.4375%
	For the next $250 million	0.4250%
	For the next $500 million	0.4125%
	For the next $1 billion	0.4000%
	For the next $3 billion	0.3875%
	For net assets over $5 billion	0.3750%
New York Municipal Value	0.15% of the Fund’s Average Weekly Net Assets and 4.125% of the gross interest income of the fund computed in each case on an annualized basis.		$822,131	$149,379,531
New York Performance Plus	For the first $125 million	0.4500%	$2,270,234	$355,702,349
	For the next $125 million	0.4375%
	For the next $250 million	0.4250%
	For the next $500 million	0.4125%
	For the next $1 billion	0.4000%
	For the next $3 billion	0.3875%
	For net assets over $5 billion	0.3750%
New York Quality Income	For the first $125 million	0.4500%	$3,478,106	$548,175,606
	For the next $125 million	0.4375%
	For the next $250 million	0.4250%
	For the next $500 million	0.4125%
	For the next $1 billion	0.4000%
	For the next $3 billion	0.3875%
	For net assets over $5 billion	0.3750%
New York Select Quality	For the first $125 million	0.4500%	$3,427,242	$540,094,009
	For the next $125 million	0.4375%
	For the next $250 million	0.4250%
	For the next $500 million	0.4125%
	For the next $1 billion	0.4000%
	For the next $3 billion	0.3875%
	For net assets over $5 billion	0.3750%

			Fees Paid
			to the
			Adviser
	Fund Average	Fee	During Last	Net Assets
Fund	Daily Net Assets	Rate	Fiscal Year	as of 6/30/07
Insured New York Premium Income	For the first $125 million	0.4500%	$1,215,113	$187,577,132
	For the next $125 million	0.4375%
	For the next $250 million	0.4250%
	For the next $500 million	0.4125%
	For the next $1 billion	0.4000%
	For the next $3 billion	0.3875%
	For net assets over $5 billion	0.3750%
Ohio Quality Income	For the first $125 million	0.4500%	$ [ ]	$230,410,884
	For the next $125 million	0.4375%
	For the next $250 million	0.4250%
	For the next $500 million	0.4125%
	For the next $1 billion	0.4000%
	For the next $3 billion	0.3875%
	For net assets over $5 billion	0.3750%

(1)	Prior to August 20, 2007, the complex-level fee rates were based on the following schedule:

Complex Daily Net Assets	Effective Rate at Complex
Breakpoint Level	Daily Net Assets

First $55 billion	0.2000%
$56 billion	0.1996%
$57 billion	0.1989%
$60 billion	0.1961%
$63 billion	0.1931%
$66 billion	0.1900%
$71 billion	0.1851%
$76 billion	0.1806%
$80 billion	0.1773%
$91 billion	0.1698%
$125 billion	0.1617%
$200 billion	0.1536%
$250 billion	0.1509%
$300 billion	0.1499%

(2)	Municipal Value’s fund-level fee is computed using the average weekly net assets of the Fund. In addition, Municipal Value pays an annual management fee based on gross interest income as follows: 4.125% for the first $50 million of gross interest income, 4.000% for the next $50 million of gross interest income and 3.875% for gross interest income over $100 million.

Appendix E

OFFICERS AND DIRECTORS OF NUVEEN ASSET MANAGEMENT (“NAM”)

Name	Principal Occupation

John P. Amboian	Chief Executive Officer, President and Director of Nuveen Investments, Inc. and Nuveen Asset Management, Nuveen Investments, LLC, Rittenhouse Asset Management, Inc., Nuveen Investments Advisers Inc. and Nuveen Investments Holdings, Inc.
Peter H. D’Arrigo	Vice President and Treasurer of Nuveen Investments, Inc., Nuveen Investments, LLC, Nuveen Asset Management, Rittenhouse Asset Management, Inc. and Nuveen Investments Holdings, Inc.; Assistant Treasurer of NWQ Investments Management Company, LLC; Treasurer of Santa Barbara Asset Management, LLC; Vice President and Treasurer of funds in Nuveen Fund complex.
William M. Fitzgerald	Managing Director of Nuveen Asset Management; Vice President of Nuveen Investments Advisers Inc.; Vice President of funds in Nuveen fund complex.
Sherri A. Hlavacek	Vice President and Corporate Controller of Nuveen Asset Management, Nuveen Investments, Inc., Nuveen Investments, LLC, Rittenhouse Asset Management, Inc., Nuveen Investments Institutional Services Group LLC and Nuveen Investments Holdings, Inc.
Mary E. Keefe	Managing Director of Nuveen Investments, Inc.; Managing Director and Chief Compliance Officer of Nuveen Asset Management, Nuveen Investments, LLC and Nuveen Investments Advisers Inc.; and Chief Compliance Officer of HydePark Investment Strategies, LLC, Symphony Asset Management LLC, Santa Barbara Asset Management, LLC, Nuveen Investments Institutional Services Group LLC and Rittenhouse Asset Management, Inc.
John L. MacCarthy	Senior Vice President and Secretary of Nuveen Investments, Inc.; Nuveen Investments, LLC, Nuveen Asset Management, Rittenhouse Asset Management, Inc., Nuveen Investments Holdings, Inc., Nuveen Investments Advisers Inc., NWQ Holdings, LLC and Nuveen Investments Institutional Services Group LLC; Assistant Secretary of NWQ Investment Management Company, LLC and Tradewinds Global Investors, LLC; Secretary of Symphony Asset Management LLC and Santa Barbara Asset Management, LLC.
Larry W. Martin	Vice President and Assistant Secretary of Nuveen Investments, LLC, Nuveen Investments, Inc., Rittenhouse Asset Management, Inc., NWQ Holdings, LLC, Nuveen Investments Institutional Services Group LLC, Nuveen Asset Management and Nuveen Investments Advisers Inc.; Assistant Secretary of NWQ Investment Management Company, LLC, Tradewinds Global Investors, LLC and Santa Barbara Asset Management, LLC; Vice President and Assistant Secretary of funds in Nuveen fund complex.

E-1

Name	Principal Occupation

Kevin J. McCarthy	Vice President and Assistant Secretary of Nuveen Investments, LLC, Nuveen Asset Management, Nuveen Investments Advisers Inc., Nuveen Investments Institutional Services Group LLC, Rittenhouse Asset Management, Inc.; Vice President and Secretary of funds in Nuveen fund complex.
Timothy R. Schwertfeger	Director and Non-Executive Chairman of Nuveen Investments, Inc.; Chairman of the Board and Board Member of funds in Nuveen fund complex.
Glenn R. Richter	Executive Vice President, Chief Administrative Officer of Nuveen Investments, Inc.; Executive Vice President of Nuveen Asset Management, Nuveen Investments, LLC and Nuveen Investments Holdings, Inc.; Chief Administrative Officer of NWQ Holdings, LLC.
Gifford R. Zimmerman	Managing Director and Assistant Secretary of Nuveen Investments, LLC and Nuveen Asset Management; Managing Director and Assistant Secretary of Nuveen Investments, Inc.; Assistant Secretary of NWQ Investment Management Company, LLC, Tradewinds Global Investors, LLC and Santa Barbara Asset Management, LLC; Vice President and Assistant Secretary of Nuveen Investments Advisers Inc.; Managing Director and Assistant Secretary of Rittenhouse Asset Management, Inc.; Chief Administrative Officer of funds in Nuveen fund complex.

E-2

Appendix F

NUMBER OF BOARD AND COMMITTEE MEETINGS
HELD DURING EACH FUND’S LAST FISCAL YEAR

Compliance
Risk
Management
					and		Nominating
					Regulatory		and
	Regular	Special	Executive	Dividend	Oversight	Audit	Governance
	Board	Board	Committee	Committee	Committee	Committee	Committee
Fund	Meeting	Meeting	Meeting	Meeting	Meeting	Meeting	Meeting

Arizona Premium Income
Michigan Premium Income
Michigan Quality Income
New Jersey Investment Quality
New Jersey Premium Income
Ohio Quality Income

F-1

Appendix G

NUVEEN FUND BOARD
AUDIT COMMITTEE CHARTER

I.	Organization and Membership

There shall be a committee of each Board of Directors/Trustees (the “Board”) of the Nuveen Management Investment Companies (the “Funds” or, individually, a “Fund”) to be known as the Audit Committee. The Audit Committee shall be comprised of at least three Directors/Trustees. Audit Committee members shall be independent of the Funds and free of any relationship that, in the opinion of the Directors/Trustees, would interfere with their exercise of independent judgment as an Audit Committee member. In particular, each member must meet the independence and experience requirements applicable to the Funds of the exchanges on which shares of the Funds are listed, Section 10a of the Securities Exchange Act of 1934 (the “Exchange Act”), and the rules and regulations of the Securities and Exchange Commission (the “Commission”). Each such member of the Audit Committee shall have a basic understanding of finance and accounting, be able to read and understand fundamental financial statements, and be financially literate, and at least one such member shall have accounting or related financial management expertise, in each case as determined by the Directors/Trustees, exercising their business judgment (this person may also serve as the Audit Committee’s “financial expert” as defined by the Commission). The Board shall appoint the members and the Chairman of the Audit Committee, on the recommendation of the Nominating and Governance Committee. The Audit Committee shall meet periodically but in any event no less frequently than on a semi-annual basis. Except for the Funds, Audit Committee members shall not serve simultaneously on the audit committees of more than two other public companies.

II.	Statement of Policy, Purpose and Processes

The Audit Committee shall assist the Board in oversight and monitoring of (1) the accounting and reporting policies, processes and practices, and the audits of the financial statements, of the Funds; (2) the quality and integrity of the financial statements of the Funds; (3) the Funds’ compliance with legal and regulatory requirements; (4) the independent auditors’ qualifications, performance and independence; and (5) oversight of the Pricing Procedures of the Funds and the Valuation Group. In exercising this oversight, the Audit Committee can request other committees of the Board to assume responsibility for some of the monitoring as long as the other committees are composed exclusively of independent directors.

In doing so, the Audit Committee shall seek to maintain free and open means of communication among the Directors/Trustees, the independent auditors, the internal auditors and the management of the Funds. The Audit Committee shall meet periodically with Fund management, the Funds’ internal auditor, and the Funds’ independent auditors, in separate executive sessions. The Audit Committee shall prepare reports of the Audit Committee as required by the Commission to be included in the Fund’s annual proxy statements or otherwise.

The Audit Committee shall have the authority and resources in its discretion to retain special legal, accounting or other consultants to advise the Audit Committee and to otherwise discharge its responsibilities, including appropriate funding as determined by the Audit Committee for compensation to independent auditors engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for a Fund, compensation to advisers employed by the Audit Committee, and ordinary administrative expenses of the Audit Committee that are necessary or appropriate in carrying out its duties, as determined in its discretion. The Audit Committee may request any officer or employee of Nuveen Investments, Inc. (or its affiliates) (collectively, “Nuveen”) or the Funds’ independent auditors or outside counsel to attend a meeting of the Audit Committee or to meet with any members of, or consultants to, the Audit Committee. The Funds’ independent auditors and internal auditors shall have unrestricted accessibility at any time to Committee members.

Responsibilities

Fund management has the primary responsibility to establish and maintain systems for accounting, reporting, disclosure and internal control.

The independent auditors have the primary responsibility to plan and implement an audit, with proper consideration given to the accounting, reporting and internal controls. Each independent auditor engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Funds shall report directly to the Audit Committee. The independent auditors are ultimately accountable to the Board and the Audit Committee. It is the ultimate responsibility of the Audit Committee to select, appoint, retain, evaluate, oversee and replace any independent auditors and to determine their compensation, subject to ratification of the Board, if required. These Audit Committee responsibilities may not be delegated to any other Committee or the Board.

The Audit Committee is responsible for the following:

With respect to Fund financial statements:

1.	Reviewing and discussing the annual audited financial statements and semi-annual financial statements with Fund management and the independent auditors including major issues regarding accounting and auditing principles and practices, and the Funds’ disclosures in its periodic reports under “Management’s Discussion and Analysis.”

2.	Requiring the independent auditors to deliver to the Chairman of the Audit Committee a timely report on any issues relating to the significant accounting policies, management judgments and accounting estimates or other matters that would need to be communicated under Statement on Auditing Standards (SAS) No. 90, Audit Committee Communications (which amended SAS No. 61, Communication with Audit Committees), that arise during the auditors’ review of the Funds’ financial statements, which information the Chairman shall further communicate to the other members of the Audit Committee, as deemed necessary or appropriate in the Chairman’s judgment.

3.	Discussing with management the Funds’ press releases regarding financial results and dividends, as well as financial information and earnings guidance provided to analysts and rating agencies. This discussion may be done generally, consisting of discussing the types of information to be disclosed and the types of presentations to be made. The Chairman of the Audit Committee shall be authorized to have these discussions with management on behalf of the Audit Committee.

4.	Discussing with management and the independent auditors (a) significant financial reporting issues and judgments made in connection with the preparation and presentation of the Funds’ financial statements, including any significant changes in the Funds’ selection or application of accounting principles and any major issues as to the adequacy of the Funds’ internal controls and any special audit steps adopted in light of material control deficiencies; and (b) analyses prepared by Fund management and/or the independent auditor setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including analyses of the effects of alternative GAAP methods on the financial statements.

5.	Discussing with management and the independent auditors the effect of regulatory and accounting initiatives on the Funds’ financial statements.

6.	Reviewing and discussing reports, both written and oral, from the independent auditors and/or Fund management regarding (a) all critical accounting policies and practices to be used; (b) all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, ramifications of the use of such alternative treatments and disclosures, and the treatment preferred by the independent auditors; and (c) other material written communications between the independent auditors and management, such as any management letter or schedule of unadjusted differences.

7.	Discussing with Fund management the Funds’ major financial risk exposures and the steps management has taken to monitor and control these exposures, including the Funds’ risk assessment and risk management policies and guidelines. In fulfilling its obligations under this paragraph, the Audit Committee may review in a general manner the processes other Board committees have in place with respect to risk assessment and risk management.

8.	Reviewing disclosures made to the Audit Committee by the Funds’ principal executive officer and principal financial officer during their certification process for the Funds’ periodic reports about any significant deficiencies in the design or operation of internal controls or material weaknesses therein and any fraud involving management or other employees who have a significant role in the Funds’ internal controls. In fulfilling its obligations under this paragraph, the Audit Committee may review in a general manner the processes other Board committees have in place with respect to deficiencies in internal controls, material weaknesses, or any fraud associated with internal controls.

With respect to the independent auditors:

1.	Selecting, appointing, retaining or replacing the independent auditors, subject, if applicable, only to Board and shareholder ratification; and compensating, evaluating and overseeing the work of the independent auditor (including the resolution of disagreements between Fund management and the independent auditor regarding financial reporting).

2.	Meeting with the independent auditors and Fund management to review the scope, fees, audit plans and staffing for the audit, for the current year. At the conclusion of the audit, reviewing such audit results, including the independent auditors’

evaluation of the Funds’ financial and internal controls, any comments or recommendations of the independent auditors, any audit problems or difficulties and management’s response, including any restrictions on the scope of the independent auditor’s activities or on access to requested information, any significant disagreements with management, any accounting adjustments noted or proposed by the auditor but not made by the Fund, any communications between the audit team and the audit firm’s national office regarding auditing or accounting issues presented by the engagement, any significant changes required from the originally planned audit programs and any adjustments to the financial statements recommended by the auditors.

3.	Pre-approving all audit services and permitted non-audit services, and the terms thereof, to be performed for the Funds by their independent auditors, subject to the de minimis exceptions for non-audit services described in Section 10a of the Exchange Act that the Audit Committee approves prior to the completion of the audit, in accordance with any policies or procedures relating thereto as adopted by the Board or the Audit Committee. The Chairman of the Audit Committee shall be authorized to give pre-approvals of such non-audit services on behalf of the Audit Committee.

4.	Obtaining and reviewing a report or reports from the independent auditors at least annually (including a formal written statement delineating all relationships between the auditors and the Funds consistent with Independent Standards Board Standard 1, as may be amended, restated, modified or replaced) regarding (a) the independent auditor’s internal quality-control procedures; (b) any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities within the preceding five years, respecting one or more independent audits carried out by the firm; (c) any steps taken to deal with any such issues; and (d) all relationships between the independent auditor and the Funds and their affiliates, in order to assist the Audit committee in assessing the auditor’s independence. After reviewing the foregoing report[s] and the independent auditor’s work throughout the year, the Audit Committee shall be responsible for evaluating the qualifications, performance and independence of the independent auditor and their compliance with all applicable requirements for independence and peer review, and a review and evaluation of the lead partner, taking into account the opinions of Fund management and the internal auditors, and discussing such reports with the independent auditors. The Audit Committee shall present its conclusions with respect to the independent auditor to the Board.

5.	Reviewing any reports from the independent auditors mandated by Section 10a(b) of the Exchange Act regarding any illegal act detected by the independent auditor (whether or not perceived to have a material effect on the Funds’ financial statements) and obtaining from the independent auditors any information about illegal acts in accordance with Section 10a(b).

6.	Ensuring the rotation of the lead (or coordinating) audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit as required by law, and further considering the rotation of the independent auditor firm itself.

7.	Establishing and recommending to the Board for ratification policies for the Funds’, Fund management or the Fund adviser’s hiring of employees or former employees of the independent auditor who participated in the audits of the Funds.

8.	Taking, or recommending that the Board take, appropriate action to oversee the independence of the outside auditor.

With respect to any internal auditor:

1.	Reviewing the proposed programs of the internal auditor for the coming year. It is not the obligation or responsibility of the Audit Committee to confirm the independence of any Nuveen internal auditors performing services relating to the Funds or to approve any termination or replacement of the Nuveen Manager of Internal Audit.

2.	Receiving a summary of findings from any completed internal audits pertaining to the Funds and a progress report on the proposed internal audit plan for the Funds, with explanations for significant deviations from the original plan.

With respect to pricing and valuation oversight:

1.	The Board has responsibilities regarding the pricing of a Fund’s securities under the 1940 Act. The Board has delegated this responsibility to the Committee to address valuation issues that arise between Board meetings, subject to the Board’s general supervision of such actions. The Committee is primarily responsible for the oversight of the Pricing Procedures and actions taken by the internal Valuation Group (“Valuation Matters”). The Valuation Group will report on Valuation Matters to the Committee and/or the Board of Directors/Trustees, as appropriate.

2.	Performing all duties assigned to it under the Funds’ Pricing Procedures, as such may be amended from time to time.

3.	Periodically reviewing and making recommendations regarding modifications to the Pricing Procedures as well as consider recommendations by the Valuation Group regarding the Pricing Procedures.

4.	Reviewing any issues relating to the valuation of a Fund’s securities brought to the Committee’s attention, including suspensions in pricing, pricing irregularities, price overrides, self-pricing, NAV errors and corrections thereto, and other pricing matters. In this regard, the Committee should consider the risks to the Funds in assessing the possible resolutions of these Valuation Matters.

5.	Evaluating, as it deems necessary or appropriate, the performance of any pricing agent and recommend changes thereto to the full Board.

6.	Reviewing any reports or comments from examinations by regulatory authorities relating to Valuation Matters of the Funds and consider management’s responses to any such comments and, to the extent the Committee deems necessary or appropriate, propose to management and/or the full Board the modification of the Fund’s policies and procedures relating to such matters. The Committee, if deemed necessary or desirable, may also meet with regulators.

7.	Meeting with members of management of the Funds, outside counsel, or others in fulfilling its duties hereunder, including assessing the continued appropriateness and adequacy of the Pricing Procedures, eliciting any recommendations for improvements of such procedures or other Valuation Matters, and assessing the possible resolutions of issues regarding Valuation Matters brought to its attention.

8.	Performing any special review, investigations or oversight responsibilities relating to Valuation as requested by the Board of Directors/Trustees.

9.	Investigating or initiating an investigation of reports of improprieties or suspected improprieties in connection with the Fund’s policies and procedures relating to Valuation Matters not otherwise assigned to another Board committee.

Other responsibilities:

1.	Reviewing with counsel to the Funds, counsel to Nuveen, the Fund adviser’s counsel and independent counsel to the Board legal matters that may have a material impact on the Fund’s financial statements or compliance policies.

2.	Receiving and reviewing periodic or special reports issued on exposure/controls, irregularities and control failures related to the Funds.

3.	Reviewing with the independent auditors, with any internal auditor and with Fund management, the adequacy and effectiveness of the accounting and financial controls of the Funds, and eliciting any recommendations for the improvement of internal control procedures or particular areas where new or more detailed controls or procedures are desirable. Particular emphasis should be given to the adequacy of such internal controls to expose payments, transactions or procedures that might be deemed illegal or otherwise improper.

4.	Reviewing the reports of examinations by regulatory authorities as they relate to financial statement matters.

5.	Discussing with management and the independent auditor any correspondence with regulators or governmental agencies that raises material issues regarding the Funds’ financial statements or accounting policies.

6.	Obtaining reports from management with respect to the Funds’ policies and procedures regarding compliance with applicable laws and regulations.

7.	Reporting regularly to the Board on the results of the activities of the Audit Committee, including any issues that arise with respect to the quality or integrity of the Funds’ financial statements, the Funds’ compliance with legal or regulatory requirements, the performance and independence of the Funds’ independent auditors, or the performance of the internal audit function.

8.	Performing any special reviews, investigations or oversight responsibilities requested by the Board.

9.	Reviewing and reassessing annually the adequacy of this charter and recommending to the Board approval of any proposed changes deemed necessary or advisable by the Audit Committee.

10.	Undertaking an annual review of the performance of the Audit Committee.

11.	Establishing procedures for the receipt, retention and treatment of complaints received by the Funds regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission of concerns regarding questionable accounting or auditing matters by employees of Fund management, the investment adviser, administrator, principal underwriter, or any other provider of accounting related services for the Funds, as well as employees of the Funds.

Although the Audit Committee shall have the authority and responsibilities set forth in this Charter, it is not the responsibility of the Audit Committee to plan or conduct audits or to determine that the Funds’ financial statements are complete and accurate and are in accordance with generally accepted accounting principles. That is the responsibility of management and the independent auditors. Nor is it the duty of the Audit Committee to conduct investigations, to resolve disagreements, if any, between management and the independent auditors or to ensure compliance with laws and regulations.

Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606-1286

(800) 257-8787

www.nuveen.com	NAZ-MDP1007

Nuveen Investments • 333 West Wacker Dr. •
Chicago IL 60606
www.nuveen.com
999 999 999 999 99
3 EASY WAYS TO VOTE YOUR PROXY
1.	Automated Touch Tone Voting: Call toll-free 1-888-221-0697 and follow the recorded instructions.

2.	On the Internet at www.proxyweb.com, and follow the simple instructions.

3.	Sign, Date and Return this proxy card using the enclosed postage-paid envelope.

FUND NAME PRINTS
HERE COMMON SHARES
THIS PROXY IS SOLICITED BY THE BOARD OF THE FUND FOR A SPECIAL MEETING OF SHAREHOLDERS, OCTOBER 12, 2007

The Special Meeting of shareholders will be held Friday, October 12, 2007 at 10:00 a.m. Central time, in the 31st Floor conference room of Nuveen Investments, 333 West Wacker Drive, Chicago, Illinois. At this meeting, you will be asked to vote on the proposals described in the proxy statement attached. The undersigned hereby appoints Timothy R. Schwertfeger, Kevin J. McCarthy and Gifford R. Zimmerman, and each of them, with full power of substitution, proxies for the undersigned, to represent and vote the shares of the undersigned at the Special Meeting of shareholders to be held on October 12, 2007, or any adjournment or adjournments thereof.
WHETHER OR NOT YOU PLAN TO JOIN US AT THE MEETING, PLEASE COMPLETE, DATE AND SIGN YOUR PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE SO THAT YOUR VOTE WILL BE COUNTED. AS AN ALTERNATIVE, PLEASE CONSIDER VOTING BY TELEPHONE AT (888) 221-0697 OR OVER THE INTERNET (www.proxyweb.com).

ê                Date:
SIGN HERE EXACTLY AS NAME(S) APPEAR(S) ON LEFT.
(Please sign in Box)
[                                                                                     ]
NOTE: PLEASE SIGN YOUR NAME EXACTLY AS IT APPEARS ON THIS PROXY. IF SHARES ARE HELD JOINTLY, EACH HOLDER MUST SIGN THE PROXY. IF YOU ARE SIGNING ON BEHALF OF AN ESTATE, TRUST OR CORPORATION, PLEASE STATE YOUR TITLE OR CAPACITY.

ê	êETF-MN-S-MM

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Special Meeting.
Properly executed proxies will be voted as specified. If no specification is made, such shares will be voted “FOR” approval of the new investment management agreement and “FOR” the ratification of the independent registered public accounting firm.

ê	Please fill in box(es) as shown using black or blue ink or number 2 pencil. ☒	ê
PLEASE DO NOT USE FINE POINT PENS.

		FOR	AGAINST	ABSTAIN

1.	To approve a new investment management agreement between each Fund and Nuveen Asset Management (“NAM”), each Fund’s investment adviser.	☐	☐	☐

3.	To ratify the selection of Ernst & Young LLP as the independent registered public accounting firm for the current fiscal year.	☐	☐	☐

4.	To transact such other business as may properly come before the Special Meeting.

PLEASE SIGN ON REVERSE SIDE

ê	ê ETF-MN-S-MM

Nuveen Investments • 333 West Wacker Dr. •
Chicago IL 60606
www.nuveen.com
999 999 999 999 99
3 EASY WAYS TO VOTE YOUR PROXY
1.	Automated Touch Tone Voting: Call toll-free 1-888-221-0697 and follow the recorded instructions.

2.	On the Internet at www.proxyweb.com, and follow the simple instructions.

3.	Sign, Date and Return this proxy card using the enclosed postage- paid envelope.

FUND NAME PRINTS HERE
MUNIPREFERRED SHARES
THIS PROXY IS SOLICITED BY THE BOARD OF THE FUND FOR A SPECIAL MEETING OF SHAREHOLDERS, OCTOBER 12, 2007

The Special Meeting of shareholders will be held Friday, October 12, 2007 at 10:00 a.m. Central time, in the 31st Floor conference room of Nuveen Investments, 333 West Wacker Drive, Chicago, Illinois. At this meeting, you will be asked to vote on the proposals described in the proxy statement attached. The undersigned hereby appoints Timothy R. Schwertfeger, Kevin J. McCarthy and Gifford R. Zimmerman, and each of them, with full power of substitution, proxies for the undersigned, to represent and vote the shares of the undersigned at the Special Meeting of shareholders to be held on October 12, 2007, or any adjournment or adjournments thereof.
WHETHER OR NOT YOU PLAN TO JOIN US AT THE MEETING, PLEASE COMPLETE, DATE AND SIGN YOUR PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE SO THAT YOUR VOTE WILL BE COUNTED. AS AN ALTERNATIVE, PLEASE CONSIDER VOTING BY TELEPHONE AT (888) 221-0697 OR OVER THE INTERNET (www.proxyweb.com).

ê               Date:
SIGN HERE EXACTLY AS NAME(S) APPEAR(S) ON LEFT.
(Please sign in Box)
[                                                                                    ]
NOTE: PLEASE SIGN YOUR NAME EXACTLY AS IT APPEARS ON THIS PROXY. IF SHARES ARE HELD JOINTLY, EACH HOLDER MUST SIGN THE PROXY. IF YOU ARE SIGNING ON BEHALF OF AN ESTATE, TRUST OR CORPORATION, PLEASE STATE YOUR TITLE OR CAPACITY.

ê	êETF-MN-S-P-MM

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Special Meeting.
Properly executed proxies will be voted as specified. If no specification is made, such shares will be voted “FOR” approval of the new investment management agreement and “FOR” the ratification of the independent registered public accounting firm.

ê	Please fill in box(es) as shown using black or blue ink or number 2 pencil. ☒	ê
PLEASE DO NOT USE FINE POINT PENS.

		FOR	AGAINST	ABSTAIN

1.	To approve a new investment management agreement between each Fund and Nuveen Asset Management (“NAM”), each Fund’s investment adviser.	☐	☐	☐

3.	To ratify the selection of Ernst & Young LLP as the independent registered public accounting firm for the current fiscal year.	☐	☐	☐

4.	To transact such other business as may properly come before the Special Meeting.
PLEASE SIGN ON REVERSE SIDE

ê	ê ETF-MN-S-P-MM